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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
DEPOMED, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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DEPOMED, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 27, 2004

TO THE SHAREHOLDERS OF DEPOMED, INC.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Depomed, Inc., a California corporation (the "Company"), will be held on Thursday, May 27, 2004 at 9:00 a.m., local time, at 1360 O'Brien Drive, Menlo Park, California 94025 for the following purposes:

  1.
  To elect directors to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified.

  2.
  To approve the adoption of the Company's 2004 Equity Incentive Plan.

  3.
  To approve the adoption of the Company's 2004 Employee Stock Purchase Plan.

  4.
  To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2004.

  5.
  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on April 5, 2004 are entitled to notice of, and to vote at, the meeting and any adjournments thereof.

        All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, please mark, sign, date and return the enclosed proxy card as soon as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if such shareholder previously signed and returned a proxy.

By Order of the Board of Directors
Menlo Park, California April 23, 2004	Julian N. Stern Secretary

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

DEPOMED, INC.

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

        The enclosed Proxy is solicited on behalf of the Board of Directors (the "Board") of Depomed, Inc. for use at the Company's Annual Meeting of Shareholders (the "Annual Meeting") to be held Thursday, May 27, 2004 at 9:00 a.m., local time, or at any adjournments or postponements thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Company's principal executive offices at 1360 O'Brien Drive, Menlo Park, California 94025. The telephone number at that address is (650) 462-5900.

        These proxy solicitation materials were mailed on or about April 23, 2004 to all shareholders entitled to vote at the Annual Meeting.

INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date and Shares Outstanding

        Shareholders of record at the close of business on April 5, 2004 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. At the Record Date, 34,606,575 shares of the Company's Common Stock, no par value per share (the "Common Stock"), and 12,015 of the Company's Series A Preferred Stock, no par value per share (the "Preferred Stock"), were issued and outstanding.

Revocability of Proxies

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Mere attendance at the Annual Meeting will not serve to revoke a proxy.

Voting and Solicitation

        Holders of Common Stock are entitled to one vote for each share of Common Stock held. Holders of Preferred Stock are not entitled to vote at the Annual Meeting. In order to constitute a quorum for conduct of business at the Annual Meeting, a majority of the shares of Common Stock outstanding on the Record Date must be represented at the Annual Meeting.

        Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile or other method. No additional compensation will be paid for any such services. Costs of solicitation, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any other information furnished to the shareholders, will be borne by the Company. The Company may reimburse the reasonable charges and expenses of brokerage houses or other nominees or fiduciaries for forwarding proxy materials to, and obtaining authority to execute proxies from, beneficial owners for whose account they hold shares of Common Stock.

Quorum; Required Votes; Abstentions and Broker Non-Votes

        The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock outstanding on the Record Date. Under California law and the Company's Amended and Restated Articles of Incorporation and Bylaws, if a quorum exists at the Annual Meeting, (a) the nominees for director who receive the greatest number of affirmative votes cast will be elected to the Board; (b) the proposal to approve the 2004 Equity Incentive Plan will be approved if it receives the affirmative vote of the majority of the shares of common stock present or represented and entitled to vote on the proposal at the Annual Meeting; (c) the proposal to approve the 2004 Employee Stock Purchase Plan will be approved if it receives the affirmative vote of the majority of the shares of common stock present or represented and entitled to vote on the proposal at the Annual Meeting; and (d) the proposal to ratify the appointment of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending December 31, 2004 will be approved if it receives the affirmative vote of the majority of the shares of common stock present or represented and entitled to vote at the Annual Meeting. Abstentions will be treated as shares that are present for purposes of determining the presence of a quorum. Abstentions will have the effect of a vote against proposals brought before the Annual Meeting. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter (a broker non-vote), those shares will be considered as present for quorum purposes on all matters but will not be considered votes cast on that matter, and, accordingly, will not affect the determination as to whether the requisite majority of votes cast has been obtained with respect to a particular matter.

PROPOSAL NO. 1
Election of Directors

Nominees

        The Bylaws of the Company provide for a Board consisting of between five and nine directors. Eight directors are to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the eight nominees named below. All of the nominees named below, other than Craig R. Smith, M.D. and Gerald T. Proehl, are presently directors of the Company. Dr. Smith and Mr. Proehl were identified as candidates for director by members of the Board and their nominations were recommended by the Nominating Committee of the Board. Each of the nominees who is currently a director, other than Peter D. Staple, was elected to his present term by the shareholders of the Company. Dr. W. Leigh Thompson, a member of the Board since 1998, will retire from the Board as of the date of the Annual Meeting and is not standing for re-election.

        In connection with a private placement of Common Stock and warrants to purchase Common Stock completed in April 2003, the Company entered into a securities purchase agreement with a group of institutional investors, including affiliates of MDS Capital Corp. ("MDS"). The agreement generally requires that a majority of the Board's members be independent as defined therein and that the maximum size of the Board be seven members. Under the agreement, the size of the Board may be increased above seven members upon the approval of two-thirds of the members of the Board, which approval was obtained in connection with increasing the size of the Board to eight members effective after the Annual Meeting. The agreement also gives MDS and certain entities that may be deemed to be affiliated with MDS the right to designate a nominee to serve as director. Michael J. Callaghan is the nominee designated by MDS. In addition, the agreement gives MDS and certain entities that may be deemed to be affiliated with MDS, along with the Company, the right jointly to designate an additional nominee to serve as director, subject to the approval of investors holding a majority of the securities issued in the financing. The additional director must be an independent director, as defined in the agreement, with extensive experience in pharmaceutical development. Pursuant to the agreement, Peter D. Staple was appointed to the Board by the Company's directors in November 2003.

        The present term of each of the directors continues until the Annual Meeting and until his successor has been elected and qualified. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who will be designated by the present Board to fill the vacancy. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a director if elected.

        The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his successor has been elected and qualified.

        The name of and certain other information regarding each nominee is set forth in the table below.

Name of Nominee	Age	Principal Occupation	Director Since
John W. Fara, Ph.D.	61	Chairman, President and Chief Executive Officer of Depomed, Inc.	1995
G. Steven Burrill[1,2,3]	59	Chief Executive Officer, Burrill & Company	1997
Michael J. Callaghan[1,3]	51	Managing Director, Private Equity, MDS Capital Corp.	2003
Gerald T. Proehl	45	Chief Executive Officer, Santarus, Inc.
John W. Shell, Ph.D.	79	Founder, Retired Chairman and Chief Scientific Officer of Depomed, Inc.	1995
Craig R. Smith, M.D.	58	Chief Executive Officer, Guilford Pharmaceuticals Inc.
Peter D. Staple[1]	52	Chief Executive Officer, BioSeek, Inc.	2003
Julian N. Stern[2,3]	79	Attorney, Heller Ehrman White & McAuliffe LLP	2001

(1)
Current member of the Audit Committee

(2)
Current member of the Compensation Committee

(3)
Current member of the Nominating Committee

        The Articles of Incorporation and Bylaws of the Company contain provisions eliminating or limiting the personal liability of directors for violations of a director's fiduciary duty to the extent permitted by the California General Corporation Law.

        John W. Fara, Ph.D. joined the Company as a director in 1995 and was appointed its President and Chief Executive Officer in 1996. In April 2000, he became Chairman of the Board of Directors of the Company succeeding Dr. John W. Shell, the founder of the Company. From 1990 to 1996, Dr. Fara was President and Chief Executive Officer at Anergen, Inc., a biotechnology company, and prior to 1990 was President of Prototek, Inc., an early stage pharmaceutical development company. Before joining Prototek, he was Director of Biomedical Research and then Vice President of Business Development during ten years with ALZA Corporation (ALZA). Dr. Fara is also a director of IOMED, Inc. and AVI Biopharma, Inc., and is active in the business functions of several professional associations. He received a B.S. degree from the University of Wisconsin and a Ph.D. degree from the University of California at Los Angeles.

        G. Steven Burrill has served as director of the Company since August 1997. He founded and has been Chief Executive Officer of Burrill & Company LLC, a life sciences merchant bank, since 1994, including Burrill & Company's predecessor firm, Burrill & Craves, between 1994 and 1997. Prior to starting Burrill & Company, Mr. Burrill spent 28 years with Ernst & Young LLP, as Partner and as International Chairman of the firm's Manufacturing/High Technology/Life Sciences Industry Practice. Mr. Burrill is also a director of Paradigm Genetics, Inc., Third Wave Technologies, Inc. and several private companies.

        Michael J. Callaghan has served as a director of the Company since April 2003. Mr. Callaghan is Managing Director, Private Equity of MDS Capital Corp. Prior to joining MDS Capital Corp. in 1992, he was active in several general management positions. Mr. Callaghan began his career with Ernst & Young, where he became a Chartered Accountant. Mr. Callaghan also serves as a director of Ciphergen Biosystems, Inc., Systems Xcellence, Inc. and several private companies.

        Gerald T. Proehl is a nominee for director of the Company. Since January 2002, Mr. Proehl has served as President, Chief Executive Officer and director of Santarus, Inc., a specialty pharmaceutical company. Mr. Proehl joined Santarus in April 1999 as Vice President, Marketing and Business Development until March 2000 when he was appointed President and Chief Operating Officer. Prior to joining Santarus, Mr. Proehl was with Hoechst Marion Roussel, Inc., a global pharmaceutical company, for 14 years, where he served in various capacities in multiple therapeutic areas including gastrointestinal, cardiovascular, wound care and central nervous system, and from March 1997 to April 1999, he served as Vice President of Global Marketing. Mr. Proehl holds a B.S. in Education from the State University of New York at Cortland, a M.A. in exercise physiology from Wake Forest University and an M.B.A. from Rockhurst College.

        John W. Shell, Ph.D. is the founder of Depomed and served as its Chairman of the Board of Directors from its inception in August 1995 to April 2000, when he retired as the Company's Chairman and Chief Scientific Officer. Dr. Shell served as the Company's President and Chief Executive Officer from 1995 to 1996. Prior to founding Depomed, Dr. Shell served as Vice President of Research at Johnson & Johnson's IOLAB division. His experience also includes eight years as a Senior Research Scientist at the Upjohn Company, six years as Director of Research for Allergan Pharmaceuticals, and 15 years with ALZA, dating from its founding in 1968. At ALZA he held positions as Vice President of the pharmaceutical division and Vice President of Business Development.

        Craig R. Smith, M.D. is a nominee for director of the Company. Dr. Smith is Chairman, President and Chief Executive Officer of Guilford Pharmaceuticals Inc. Dr Smith joined Guilford as a director at Guilford's inception in July 1993 and was elected President and Chief Executive Officer in September 1993. He was elected as Guilford's Chairman in 1994. Prior to joining Guilford, Dr. Smith was senior vice president for business and market development at Centocor, Inc., a biotechnology company. Dr. Smith joined Centocor in 1988 as vice president of clinical research after serving on the faculty of the Department of Medicine at Johns Hopkins Medical School for 13 years. Dr. Smith received his M.D. degree from the State University of New York at Buffalo in 1972 and received training in Internal Medicine at Johns Hopkins Hospital from 1972 to 1975.

        Peter D. Staple has served as a director of the Company since November 2003. Since March 2002, Mr. Staple has served as Chief Executive Officer and director of BioSeek, Inc., a privately held drug discovery company. From 1994 to 2002, Mr. Staple was a member of the senior executive team at ALZA, where he was most recently Executive Vice President, Chief Administrative Officer and General Counsel. Prior to joining ALZA, Mr. Staple held the position of Vice President, Associate General Counsel for biopharmaceutical company Chiron Corporation. Mr. Staple previously served as Vice President, Associate General Counsel for Cetus Corporation, a biotechnology company. Mr. Staple received his J.D. degree from Stanford Law School and his B.A. degree from Stanford University.

        Julian N. Stern has served as a director of the Company since April 2001. Mr. Stern has served as the Company's Secretary since its founding. He is the sole shareholder of a professional corporation that was a partner of the predecessor of the law firm of Heller Ehrman White & McAuliffe LLP. Mr. Stern also serves as a director of several private companies.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE
ELECTION OF EACH OF THE NOMINATED DIRECTORS

Compensation of Directors

        Beginning on May 27, 2004, non-employee members of the Board will receive the following compensation for their service on the Board and committees of the Board: (i) an annual cash retainer of $10,000; (ii) $1,500 for each meeting of the Board attended in person; (ii) $500 for each meeting of the Board attended by telephone; (iv) $1,000 for each meeting of the Audit and Compensation Committees of the Board attended in person; and (v) $500 for each meeting of the Audit and Compensation Committees of the Board attended by telephone. The chairman of the Audit Committee receives an additional annual cash retainer of $10,000. The chairman of the Compensation Committee receives an additional annual cash retainer of $5,000. Non-employee directors are also reimbursed for their expenses in connection with attendance at Board meetings. John Fara, the only member of the Board who is an employee of the Company, does not receive additional compensation for his services as a director of the Company.

        Directors, with the exception of John W. Shell, do not currently receive any cash compensation from the Company for their services. In 2003, John W. Shell received compensation of $7,250 for his services as a director. Upon his appointment to the Board in November 2003, Mr. Staple received an option to purchase 15,000 shares of Common Stock at an exercise price of $6.50 per share. In December 2003, each of Dr. Thompson, Messrs. Burrill, Callaghan and Stern received an option to purchase 15,000 shares of Common Stock at an exercise price of $6.76 per share. These options vest in 12 equal monthly installments.

        Under the 2004 Equity Incentive Plan, if adopted, upon appointment to the Board, each non-employee director will receive a nonstatutory stock option to purchase 15,000 shares of Common Stock vesting in equal monthly installments over 48 months. Each non-employee director who has served on the Board for at least six months as of the date of the last regularly scheduled meeting of the Board in each calendar year will receive a nonstatutory stock option to purchase 10,000 shares of Common Stock vesting in equal monthly installments over 12 months.

Board Meetings and Committees

        The Board held a total of nine meetings during the fiscal year ended December 31, 2003. Each of the directors attended at least 75% of the aggregate of all meetings of the Board and of the committees, if any, upon which such director served.

        The Board has determined that the following directors are "independent" under current Nasdaq rules: G. Steven Burrill, Michael J. Callaghan, Peter D. Staple and Julian N. Stern. The Board has also determined Gerald T. Proehl and Craig R. Smith, if elected, will also be independent under current Nasdaq rules.

        The Board has established an Audit Committee, a Compensation Committee and a Nominating Committee.

        Audit Committee.    The Company's Audit Committee consists of Messrs. Burrill, Callaghan and Staple. Mr. Burrill is the Chairman of the Audit Committee. The Audit Committee met three times in 2003. The Audit Committee oversees the Company's corporate accounting and financial reporting process. The Audit Committee evaluates the independent auditors' qualifications, independence and performance; determines the engagement of independent auditors; approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors on the engagement team as required by law; reviews the Company's financial statements; reviews the Company's critical accounting policies and estimates; and discusses with management and the independent auditors the results of the annual audit and the review of the Company's quarterly financial statements. The Board has determined that Mr. Burrill is the Company's audit committee financial expert under the SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002. The composition of the Audit Committee meets the requirements for independence under the current requirements of the Sarbanes-Oxley Act of 2002, the Nasdaq National Market and SEC rules and regulations. The Company believes that the functioning of its Audit Committee complies with the applicable requirements of the Sarbanes-Oxley Act of 2002, the Nasdaq National Market and SEC rules and regulations.

        Compensation Committee.    The Company's Compensation Committee consists of Messrs. Burrill and Stern. Mr. Burrill is the Chairman of the Compensation Committee. The Compensation Committee met two times in 2003. The Compensation Committee reviews and recommends policies relating to compensation and benefits of the Company's officers and employees, including reviewing and approving corporate goals and objectives relevant to compensation of the Chief Executive Officer, other executive officers and key employees, evaluating the performance of these officers in light of those goals and objectives, and setting compensation of these officers based on such evaluations. The Compensation Committee also administers the issuance of stock options and other awards under the Company's equity incentive plans. The composition of the Compensation Committee meets the requirement for independence under applicable requirements of the Nasdaq National Market. The Company believes that the functioning of its Compensation Committee complies with applicable requirements of the Nasdaq National Market and SEC rules and regulations.

        Nominating Committee.    The Company's Nominating Committee consists of Messrs. Callaghan, Stern and Burrill. Mr. Callaghan is the Chairman of the Nominating Committee. The Nominating Committee was formed in December 2003 and held no meetings in 2003. The Nominating Committee identifies and evaluates nominees for election as directors. The composition of the Company's Nominating Committee meets the requirement for independence under applicable requirements of the Nasdaq National Market. The Company believes that the functioning of its Nominating Committee complies with applicable requirements of the Nasdaq National Market and SEC rules and regulations. A copy of the charter of the Nominating Committee can be found at: http://www.depomedinc.com.

        The information below describes the criteria and process that the Nominating Committee uses to evaluate future candidates to the Board.

        Criteria for Nomination to the Board of Directors.    The Nominating Committee will consider the appropriate balance of experience, skills and characteristics required of the Board of Directors, and will seek to ensure that at least a majority of the directors are independent under the rules of the Nasdaq Stock Market, and that members of the Audit Committee meet the financial literacy requirements under the rules of the Nasdaq Stock Market and at least one of them qualifies as an "audit committee financial expert" under the rules of the SEC. Nominees for director will be selected on the basis of their depth and breadth of experience, wisdom, integrity, ability to make independent analytical inquiries, understanding of the Company's business environment, and willingness to devote adequate time to Board duties.

        Shareholders Proposals for Nominees.    The Nominating Committee will consider written proposals from shareholders for nominees for director. Any such nominations should be submitted to the Nominating Committee c/o the Secretary of the Company and should include (at a minimum) the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) the name(s) and address(es) of the shareholder(s) making the nomination and the number of shares of the Company's common stock which are owned beneficially and of record by such shareholder(s); and (c) appropriate biographical information and a statement as to the qualifications of the nominee, and should be submitted in the time frame described in the Bylaws of the Company and under the caption, "SHAREHOLDER PROPOSALS" below.

        Process for Identifying and Evaluating Nominees.    The process for identifying and evaluating nominees to the Board of Directors will be initiated by identifying a slate of candidates who meet the criteria for selection as a nominee and have the specific qualities or skills being sought based on input from members of the Board of Directors and, if the Nominating Committee deems appropriate, a third-party search firm. These candidates will be evaluated by the Nominating Committee by reviewing the candidates' biographical information and qualification and checking the candidates' references. Qualified nominees will be interviewed by at least one member of the Nominating Committee. Serious candidates will meet, either in person or by telephone, with all members of the Nominating Committee and as many other members of the Board as practicable, and using the input from such interviews and the information obtained by the Nominating Committee, the Nominating Committee will evaluate which of the prospective candidates is qualified to serve as a director and whether the committee should recommend to the Board of Directors that the Board of Directors nominate, or elect to fill a vacancy, with one of these final prospective candidates. Candidates recommended by the Nominating Committee will be presented to the Board of Directors for selection as nominees to be presented for the approval of the shareholders or for election to fill a vacancy. The Nominating Committee expects that a similar process will be used to evaluate nominees recommended by shareholders. However, to date, the Company has not received any shareholder proposal to nominate a director.

        Nominees to the Board of Directors for the Annual Meeting.    The nominees for the Annual Meeting were recommended for selection by the Nominating Committee and were selected by the Board of Directors.

How to Contact the Board of Directors

        Interested parties wishing to contact the directors of the Company may do so by writing to them at the following address: c/o Chief Financial Officer, 1360 O'Brien Drive, Menlo Park, CA 94025. All letters received will be categorized and processed by the Company's Chief Financial Officer. Comments or questions regarding the Company's accounting, internal controls or auditing matters will be referred to members of the Audit Committee. Comments or questions regarding the nomination of directors and other corporate governance matters will be referred to members of the Nominating Committee. All other comments and questions will be referred to the entire Board.

        The Company has a policy of encouraging all directors to attend the annual stockholder meetings. Five of the Company's directors attended the 2003 Annual Meeting.

Code of Business Conduct and Corporate Governance

        The Board of Directors has adopted a Code of Business Conduct and Ethics which applies to all of the Company's employees, officers and directors, including its principal executive officer, principal financial officer and controller. A copy of the code is available on the Company's website at: http://www.depomedinc.com.

MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth certain information regarding beneficial ownership of the Common Stock and Preferred Stock as of April 5, 2004 (i) by each person who is known by the Company to own beneficially more than 5% of the Common Stock or Preferred Stock, (ii) by each of the Company's directors and each nominee for director, (iii) by each of the Company's executive officers named in the Summary Compensation Table below under the caption "Executive Compensation" and (iv) by all directors, director nominees and executive officers as a group. This table is based upon information supplied by directors, officers and certain principal shareholders, as well as information included in Securities and Exchange Commission filings made by principal shareholders. Unless otherwise indicated in the footnotes to this table and subject to applicable community property laws, each of the shareholders named in this table has sole voting and investment power with respect to the shares of Common Stock shown, and sole investment power with respect to the shares of Preferred Stock shown. Percentage of ownership is based on 34,606,575 shares of Common Stock and 12,015 shares of Preferred Stock outstanding as of April 5, 2004. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to the shares. Shares of Common Stock subject to outstanding options and warrants exercisable within 60 days of April 5, 2004 are deemed outstanding for computing the percentage of ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person.

        Except as otherwise indicated, the address of each beneficial owner listed in the table is Depomed, Inc., 1360 O'Brien Drive, Menlo Park, CA 94025.

Name of Beneficial Owner	Aggregate Number of Shares of Common Stock		Number Subject to Convertible Securities Exercisable Within 60 Days		Percentage of Common Stock (%)	Number of Shares of Series A Preferred Stock		Percentage of Series A Preferred Stock (%)
Biovail Laboratories, Inc.[1]	8,541,994		4,449,962	[2]	21.9	—		—
Elan Corporation, plc[3]	3,597,389		2,883,103	[4]	9.6	12,015	[5]	100%
Michael J. Callaghan	3,012,848	[6]	831,436		8.5	—		—
MDS Capital Corp.	2,991,598	[7]	810,186		8.4	—		—
Kopp Investment Advisors, LLC	2,736,140	[8]	—		7.9	—		—
John W. Shell, Ph.D.	1,093,426		—		3.2	—		—
John N. Shell	697,278		197,268		2.0	—		—
John W. Fara, Ph.D.	850,737		834,060		2.4	—		—
John F. Hamilton	297,583		274,686		*	—		—
Julian N. Stern	134,583		51,250		*	—		—
Bret Berner, Ph.D.	175,936		175,936		*	—		—
G. Steven Burrill	96,250		96,250		*	—		—
Peter D. Staple	7,500		7,500		*	—		—
Craig R. Smith, M.D.	—		—		—	—		—
Gerald T. Proehl	—		—		—	—		—
All directors, director nominees and executive officers as a group (11 persons)	6,366,141		2,468,386		17.2	—		—

*
Less than one percent

(1)
The address of Biovail Laboratories Incorporated is Chelston Park, Building 2, Ground Floor, Collymore Rock, St. Michael, Barbados, West Indies.

(2)
Pursuant to the stock purchase agreement (the "Biovail Stock Purchase Agreement"), dated as of May 28, 2002, between the Company and Biovail Laboratories Incorporated ("Biovail"), Biovail has the option (the "Purchaser's Option") to acquire Common Stock up to the amount sufficient for Biovail to have purchased or been granted pursuant to the provisions of the Biovail Stock Purchase Agreement 20% of the issued and outstanding Common Stock following exercise of the option and at an exercise price initially equal to $5.00 per share, which per share exercise price increases at the rate of 20% per year, compounded monthly. As of the Record Date, the Purchaser's Option is exercisable for up to 3,880,808 shares of common stock at $7.31 per share. The Purchaser's Option may be exercised at any time prior to July 9, 2005, subject to early termination in accordance with the Biovail Stock Purchase Agreement.

(3)
Elan International Services, Ltd., whose address is 102 St. James Court, Flatts, Smiths Parish, Bermuda, and is a wholly-owned subsidiary of Elan Corporation, plc, whose address is Lincoln House, Lincoln Place, Dublin 2, Ireland, is the holder of record.

(4)
Includes 1,707,054 shares issuable upon conversion of the Company's Series A Preferred Stock (including accrued dividends thereon) at a conversion price equal to $9.51 per share and 1,176,049 shares issuable upon conversion of a convertible promissory note (including interest accrued thereon) convertible at $8.31 per share.

(5)
Elan Pharmaceutical Investments II, Ltd., whose address is Clarendon House, Church Street, Hamilton, Bermuda, is the holder of record.

(6)
Includes a total of 2,181,412 shares of Common Stock and 810,186 shares of Common Stock subject to warrants held by the following entities that may be deemed to be affiliated with MDS Capital Corp.: MDS Life Sciences Technology Fund II NC Limited Partnership, MDS Life Sciences Technology Fund II Quebec Limited Partnership, MLII Co-Investment Fund NC Limited Partnership and SC Biotechnology Fund LP. Mr. Callaghan, a director, is Managing Director, Private Equity of MDS. Mr. Callaghan disclaims beneficial ownership of these shares.

(7)
Includes a total of 2,181,412 shares of Common Stock and 810,186 shares of Common Stock subject to warrants held by the following entities that may be deemed to be affiliated with MDS Capital Corp.: MDS Life Sciences Technology Fund II NC Limited Partnership, MDS Life Sciences Technology Fund II Quebec Limited Partnership, MLII Co-Investment Fund NC Limited Partnership and SC Biotechnology Fund LP. Mr. Callaghan, a director, is Managing Director, Private Equity of MDS

(8)
Includes: (i) 180,500 shares of Common Stock as to which Leroy C. Kopp has sole voting and dispositive power; (ii) 800,000 shares of Common Stock as to which Kopp Investment Advisors, LLC has sole dispositive power; and (iii) 1,760,640 shares as to which Kopp Investment Advisors, LLC has shared dispositive power. Kopp Investment Advisors, LLC also has sole voting power with respect to 2,091,24 of such shares.

Executive Compensation

        The following table sets forth certain information concerning the compensation of the Company's Chief Executive Officer and each of the Company's other executive officers who earned at least $100,000 during fiscal 2003 (collectively, the "Named Executive Officers") for services in all capacities as officers of the Company during fiscal years 2001, 2002 and 2003. None of the Named Executive Officers earned any bonuses or compensation for the fiscal years other than as set forth in the table or received any restricted stock awards, stock appreciation rights or long-term incentive plan payouts.

Summary Compensation Table

Annual Compensation
Name and Principal Position	Fiscal Year			Long Term Compensation Options (#)	All Other Compensation ($)[1]
		Salary ($)	Bonus ($)
John W. Fara, Ph.D. President, Chief Executive Officer and Chairman	2003 2002 2001	427,054 386,584 356,032	170,000 247,500 72,500	— 175,000 165,000	2,236 2,041 2,041
John F. Hamilton Vice President, Finance and Chief Financial Officer	2003 2002 2001	251,339 231,032 211,032	60,000 40,000 40,000	— 40,000 65,000	2,236 2,040 2,041
Bret Berner, Ph.D. Vice President, Product Development	2003 2002 2001	231,642 216,582 195,686	70,000 50,000 40,000	— 50,000 75,000	3,196 3,209 2,671
John N. Shell Vice President, Operations	2003 2002 2001	226,270 215,828 195,686	40,000 40,000 40,000	— 40,000 65,000	2,772 2,824 2,582

(1)
Represents payments of term life and disability insurance premiums paid by the Company on behalf of the Named Executive Officers.

Option Grants in Last Fiscal Year

        None of the Named Executive Officers received options to purchase Common Stock or other securities of the Company in the fiscal year ended December 31, 2003.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

        The following table sets forth certain information regarding exercises of stock options during the fiscal year ended December 31, 2003 by the Named Executive Officers. Value of unexercised options is considered to be the difference between the exercise price and market price of the Company's Common Stock of $7.09 per share on December 31, 2003. None of the Named Executive Officers exercised options in the fiscal year ended December 31, 2003.

	Number of Securities Underlying Unexercised Options at December 31, 2003
			Value of Unexercised In-the-Money Options at December 31, 2003
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
John W. Fara, Ph.D.	785,625	216,875	$2,762,258	$904,863
John F. Hamilton	257,500	65,000	779,763	244,425
Bret Berner, Ph.D.	158,750	73,750	382,300	286,888
John N. Shell	182,166	62,500	566,917	236,075

        The Company did not make any awards during the fiscal year ended December 31, 2003 to any of the Named Executive Officers under any long-term incentive plan providing compensation intended to serve as incentive for performance to occur over a period longer than one fiscal year.

Equity Compensation Plan Information

        The following table sets forth certain information regarding securities authorized for issuance under the Company's equity incentive plans during the fiscal year ended December 31, 2003. The Company's only equity compensation plan as of December 31, 2003 was the Company's 1995 Stock Option Plan.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	3,820,898	$4.16	689,788
Equity compensation plans not approved by security holders	—	—	—

Total	3,820,898	$4.16	689,788

        Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or in part, the Audit Committee Report, the Compensation Committee Report and the Performance Graph which follow shall not be deemed to be incorporated by reference into any such filing.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board. The Audit Committee operates under a written Audit Committee Charter that was adopted by the Board of Directors, a copy of which is attached as Appendix A to the proxy statement. Each of the members of the Audit Committee meets the independence requirements currently set forth by the Nasdaq National Stock Market.

        The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditors, nor can the Audit Committee certify that the independent auditors are "independent" under applicable rules. The Audit Committee serves a board-level oversight role in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee's members in business, financial and accounting matters.

        In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2003. This review included a discussion of the quality and the acceptability of the Company's financial and disclosure reporting and controls, including the nature and extent of disclosures in the financial statements.

        The Audit Committee also reviewed with the Company's independent auditors, who are responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality and the acceptability of the Company's financial reporting and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61, as amended. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Statement No. 1. The Audit Committee discussed with the independent auditors their independence from management and the Company, including the matters in their written disclosures required by the Independence Standards Board Statement No. 1.

        In addition to matters discussed above, the Audit Committee discussed with the Company's independent auditors the overall scope, plans and estimated costs of their audit. The Committee met with the independent auditors periodically, with and without management present, to discuss the results of the independent auditors' examinations, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee also discussed the independent auditors' reviews of the quarterly financial statements, drafts of the quarterly and annual reports, and drafts of the respective press releases disclosing the financial highlights of the Company. The Audit Committee held three meetings with management and the independent auditors in fiscal 2003.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements should be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

AUDIT COMMITTEE G. Steven Burrill Michael J. Callaghan Peter D. Staple

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

        The Compensation Committee of the Board of Directors is generally responsible for decisions concerning the compensation to be paid to the Company's executive officers. The Committee consists of Messrs. Burrill and Stern, both of whom are non-employee directors of the Company. In determining compensation policies, the Committee has access to compensation surveys for regional technology-based companies which compete with the Company in the recruitment of senior personnel and other executive compensation data and surveys.

Compensation Policies Affecting Executive Officers

        In determining the compensation to be paid to the Company's executive officers, the Committee employs compensation policies designed to align compensation with the Company's overall business strategy, values and management initiatives. These policies are intended to (i) attract and retain executives whose abilities are critical to the long-term success and competitiveness of the Company, (ii) recognize individual initiative and achievement, (iii) reward executives for short- and long-term strategic management and the enhancement of shareholder value, and (iv) align management compensation with the achievement of the Company's goals and performance. As a result, compensation may consist of salary and bonus, which provide current incentives, and stock options, which provide longer-term incentives.

        Base salaries for new management employees are determined initially by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for managerial talent, including a comparison of base salaries for comparable positions at similar companies of comparable size and capitalization. Annual salary adjustments are determined by evaluating the competitive marketplace, the performance of the Company, the performance of the executive and the operational areas of the Company for which he/she is responsible, and the responsibilities assumed by the executive. Cash bonus awards are based on the performance of the executive, the performance of the operational groups reporting to the executive and the performance of the Company.

        The compensation to be paid to any individual executive has not been based on any particular mathematical formula. Rather, the Compensation Committee reviews objectives, accomplishments, performance and compensation as a whole for each executive (and all executives), as well as the recommendations of the Chief Executive Officer, and makes appropriate compensation determinations in the exercise of its business judgement.

Chief Executive Officer's Compensation

        In 2003, Dr. John Fara, the Company's Chief Executive Officer, received a salary increase of approximately 10% over his 2002 salary. The Committee believes that Dr. Fara's salary is currently in the mid-range of salaries for chief executive officers of other public technology-based companies of similar size and in the same geographic region as the Company. In 2003, Dr. Fara provided strong leadership to the Company in its achievement of strategic and financial objectives. Dr. Fara's bonus for 2003 reflects his important contributions to the Company's success in 2003, including the successful completion of Phase III clinical trials for the Company's Metformin GR™ and Ciprofloxacin GR™ products, a private placement of Common Stock in April 2003 and a public offering of Common Stock in October 2003.

COMPENSATION COMMITTEE G. Steven Burrill Julian N. Stern

STOCK PRICE PERFORMANCE GRAPH

        Set forth below is a line graph comparing the annual percentage change in the cumulative total return on the Company's Common Stock with the market value of the Nasdaq Stock Market (U.S. Companies), American Stock Exchange (U.S. and Foreign Companies) and the Center for Research in Security Prices Total Return Index for the Nasdaq Biotechnology Stocks for the five-year period ended December 31, 2003.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG DEPOMED, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
THE AMEX MARKET VALUE (U.S. & FOREIGN) INDEX
AND THE NASDAQ BIOTECHNOLOGY INDEX

    * $100 invested on 12/31/98 in stock or index-
    including reinvestment of dividends.
    Fiscal year ending December 31.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In September 1997, the Company entered into an agreement with Burrill & Company, a life sciences merchant bank, pursuant to which Burrill & Company provided assistance to the Company in the development of strategic partnerships with pharmaceutical and biotechnology companies. The Agreement was terminated in December 2003. In 2003, the Company paid Burrill & Company $55,000 pursuant to the agreement. G. Steven Burrill, a director of the Company, is the Chief Executive Officer of Burrill & Company.

        In May 2002, the Company entered into a stock purchase agreement with Biovail, which provides Biovail with an option, which expires on June 3, 2005, to purchase additional shares of Common Stock that would give Biovail an ownership interest of up to 20% of the Company's issued and outstanding Common Stock. If upon the exercise of the option, and at subsequent annual meetings of shareholders, Biovail and its subsidiaries own at least 20% of our issued and outstanding Common Stock, Biovail is entitled to designate nominees to serve on the Board as follows: (i) if the Board consists of one to four directors, Biovail has the right to designate one nominee; (ii) if the Board consists of five to nine directors, Biovail has the right to designate two nominees; (iii) if the Board consists of ten to fifteen directors, Biovail has the right to designate three nominees; and (iv) for each additional five directors beyond fifteen total directors, Biovail as the right to designate one additional nominee. However, if at the time of an annual meeting of shareholders after exercise of the option, Biovail and its subsidiaries own at least 10% and not more than 20% of the Company's issued and outstanding Common Stock, Biovail is entitled to designate nominees to serve on the Board as follows: (i) if the Board consists of one to nine directors, Biovail has the right to designate one nominee; (ii) if the Board consists of ten to fifteen directors, Biovail has the right to designate two nominees; and (iii) for each additional five directors beyond fifteen total directors, Biovail has the right to designate one additional director.

        In its April 2003 private placement, the Company sold 1,626,154 shares of Common Stock and warrants to purchase 569,154 shares of Common Stock to Biovail.

        In April 2003, the Company entered into a securities purchase agreement with certain institutional investors which gives the investors certain rights relating to the Board and the nomination of directors. See "ELECTION OF DIRECTORS: Nominees."

        In September 2003, the Company amended or terminated several of the contracts governing the operation of its joint venture arrangements with Elan Corporation, plc, Elan Pharmaceutical, Ltd. and Elan International Services, Ltd. (together, Elan). Following these modifications, Depomed Development, Ltd., or DDL, the Company's consolidated subsidiary of which the Company owns 80.1%, granted the Company an exclusive license to Gabapentin GR, a product candidate developed in the joint venture which utilizes the Company's technology and which the Company had originally licensed to DDL under a royalty-bearing license agreement.

        The Company has entered into indemnification agreements with each of its current officers and directors pursuant to which the Company is obligated to indemnify such officers and directors for breaches of fiduciary duty to the fullest extent permitted by the California General Corporation Law.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission and the National Association of Securities Dealers. Such officers, directors and ten percent shareholders are also required by Securities and Exchange Commission rules to furnish the Company with copies of all Section 16(a) forms that they file.

        Based solely on its review of copies of such reports received or written representations from certain reporting persons, the Company believes that its executive officers, directors and 10% shareholders complied with all Section 16(a) filing requirements during the fiscal year ended December 31, 2003.

PROPOSAL NO. 2
Approval of Adoption of the 2004 Equity Incentive Plan

        At the Annual Meeting, the shareholders of the Company will be asked to approve the adoption of the 2004 Equity Incentive Plan (the "2004 Plan"). The 2004 Plan was adopted by the Board on March 19, 2004 and it will become effective only after approval of the shareholders at the annual meeting. The number of shares reserved for issuance under the 2004 Plan is 3,500,000 shares.

        If the shareholders approve the adoption of the 2004 Plan, the Company's 1995 Stock Option Plan will terminate on May 27, 2004, and no options may be granted under the 1995 Plan after that date. As of the Record Date, there were 639,788 options available for grant under the Company's 1995 Stock Option Plan.

        The Board believes that it is in the best interests of the Company and its shareholders to approve the adoption of the 2004 Plan because it believes that the grant of stock options and stock awards under the 2004 Plan will contribute to aligning the interests of the Company's employees, officers and directors with those of the shareholders, which is a primary means of maximizing long-term shareholder value.

Summary of the 2004 Equity Incentive Plan

        A copy of the 2004 Plan is attached to this proxy statement as Appendix B. The following description of the 2004 Plan is a summary and so is qualified by reference to the complete text of the 2004 Plan.

Share Reserve

        The Company has reserved a total of 3,500,000 shares of Common Stock for issuance under the 2004 Plan.

Administration

        The 2004 Plan is administered by the Compensation Committee of the Board. The Compensation Committee may delegate to the Chief Executive Officer the authority to grant equity awards to non-executive level employees in accordance with guidelines established by the Board. Each of the Board, Compensation Committee or Chief Executive Officer, in its or his capacity as the administrator of the 2004 Plan, is referred to as the "Administrator".

Eligibility

        Nonstatutory stock options and stock awards may be granted under the 2004 Plan to employees, directors and consultants of the Company, its affiliates and subsidiaries. Incentive stock options may be granted only to employees of the Company or its subsidiaries. The Administrator, in its discretion, approves options and stock awards ("Awards").

Termination of Awards

        Generally, if the service of the holder of an Award (an "Awardee") to the Company as an employee, consultant or director terminates other than by reason of death, disability, retirement or for "cause," vested options will remain exercisable for a period of three months following the Awardee's termination. Unless otherwise provided for by the Administrator in the Award agreement, if an Awardee dies or becomes totally and permanently disabled while an employee or consultant or director, the Awardee's vested options will be exercisable for one year following the Awardee's death or disability, or if earlier, the expiration of the term of such Award. In the Administrator's discretion, in the event that an Awardee is terminated for "cause" all Awards to such Awardee will automatically terminate and cease to be exercisable at the time of termination and the Administrator may rescind any and all exercises of Awards that occurred after the first event that constituted "cause."

Nontransferability of Awards

        Unless otherwise determined by the Administrator, Awards granted under the 2004 Plan are not transferable other than by will, a domestic relations order, or the laws of descent and distribution and may be exercised during the Awardee's lifetime only by the Awardee.

Stock Options

        Exercise Price.    The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Common Stock on the date of grant of such option. The fair market value of Common Stock is generally the closing sales price as quoted on the Nasdaq National Market.

        Exercise of Option; Form of Consideration.    The Administrator determines when options become exercisable. The means of payment for shares issued on exercise of an option are specified in each award agreement and the 2004 Plan permits payment to be made by cash, check, wire transfer, full-recourse promissory note (in the case of awardees other than executive officers and directors) other shares of Common Stock (with some restrictions), or broker assisted same day sales.

        Term of Option.    The term of an option may be no more than ten years from the date of grant. No option may be exercised after the expiration of its term.

Stock Awards

        The Administrator may grant stock awards (restricted shares) as payment of a bonus, as payment of any other compensation obligation, upon the occurrence of a special event or as otherwise determined by the Administrator. The terms and conditions of a stock award will be contained in an award agreement. Vesting and the lapse of restrictions on such stock awards may be conditioned upon the achievement of one or more Company goals, including those related to net order dollars, net profit dollars, net profit growth, net revenue dollars, revenue growth, individual performance, earnings per share, return on assets, return on equity, and other financial objectives, customer satisfaction indicators and guaranteed efficiency measures, each with respect to the Company and/or an individual business unit, as determined by the Administrator in its discretion. Recipients of restricted shares may have voting rights and may receive dividends on the granted shares prior to the time the restrictions lapse.

        No more than 10% of the total number of Awards granted under the 2004 Plan may be made in the form of stock awards.

Adjustments on Changes in Capitalization, Merger or Change in Control

        Changes in Capitalization.    In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, spin-off or similar change to the Company's capital structure, appropriate adjustments will be made to: (i) the number and class of securities subject to the 2004 Plan; (ii) the number and class of securities that may be awarded to any individual under the 2004 Plan; and (iii) the exercise price and number and class of securities under each outstanding Award. Any such adjustments will be made by the Board in its absolute discretion, and their decision will be final, binding and conclusive.

        Merger or Change in Control.    Generally, in the event of (a) a merger or consolidation in which the Company is not the surviving corporation, (b) a merger in which the Company is the surviving corporation but after which the Company's shareholders immediately prior to such merger cease to own their shares or other equity interest in the Company, (c) the sale of substantially all of the Company's assets, or (d) the acquisition, sale, or transfer of more than 50% of the Company's outstanding shares by tender offer or similar transaction (each, a "Fundamental Transaction"), any or all outstanding Awards may be assumed, converted, replaced or substituted. In the event such successor corporation (if any) does not assume or substitute Awards, the vesting with respect to such Awards will accelerate so that the Awards may be exercised before the closing or completion of the Fundamental Transaction but then terminate.

        In addition, the Board may also specify that other transactions or events constitute a "change in control" and may provide for the accelerated vesting of shares which are the subject of Awards and take any one or more of the actions described for a merger transaction. The Board need not adopt the same rules for each Award under the 2004 Plan or for each holder of such Awards.

        In the event of a proposed dissolution or liquidation of the Company, the Board may cause Awards to be fully vested and exercisable (but not after their expiration date) before the dissolution is completed but contingent on its completion.

Non-Discretionary Grants to Outside Directors

        Under the 2004 Plan, outside directors receive a nonstatutory option to purchase 15,000 shares of Common Stock upon their initial election or appointment to the Board. The shares underlying these options vest in equal monthly installments over a 48-month period.

        Outside directors who continue to serve on the Company's Board as of the last regularly scheduled meeting of the Board in each calendar year are automatically granted an option to purchase 10,000 shares of Common Stock, provided that the director has served on the Board for a period of at least six months. The shares underlying these options vest in equal monthly installments over a period of 12 months as measured from the grant date.

        Generally, upon a change in the Company's ownership or control or a merger or sale of all or substantially all of the Company's assets, the vesting of options granted to outside directors, who are then serving on the Board, will accelerate, and become immediately exercisable.

        In the event of an outside director's termination of service due to death or disability, options granted to outside directors will remain exercisable through the expiration of the term of the options.

Amendment and Termination of the 2004 Plan

        The Board may amend, alter, suspend or terminate the 2004 Plan, or any part thereof, at any time and for any reason. However, the Company will solicit stockholder approval for any amendment to the 2004 Plan to the extent necessary and desirable to comply with applicable laws. Generally, no such action by the Board or shareholders may alter or impair any Award previously granted under the 2004 Plan without the written consent of the awardee. The 2004 Plan has a term of ten years, but it may be terminated by the Board at any time.

Federal Income Tax Consequences of Options and Stock Awards Under the 2004 Plan

        THE FOLLOWING IS A GENERAL SUMMARY OF THE TYPICAL FEDERAL INCOME TAX CONSEQUENCES UNDER CURRENT LAW OF THE ISSUANCE AND EXERCISE OF OPTIONS OR AWARDS OF RESTRICTED STOCK UNDER THE 2004 PLAN. IT DOES NOT DESCRIBE STATE OR OTHER TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS OR OF GRANT OF RESTRICTED STOCK.

        Options.    The grant of an incentive stock option has no federal income tax effect on the optionee. Upon exercise the optionee does not recognize income for "regular" tax purposes. However, the excess of the fair market value of the stock subject to an option over the exercise price of such option (the "option spread") is includible in the optionee's "alternative minimum taxable income" for purposes of the alternative minimum tax. If the optionee does not dispose of the stock acquired upon exercise of an incentive stock option until more than two years after the option grant date and more than one year after exercise of the option, any gain upon sale of the shares will be a long-term capital gain. If shares are sold or otherwise disposed of before both of these periods have expired (a "disqualifying disposition"), the option spread at the time of exercise of the option (but not more than the amount of the gain on the sale or other disposition) is ordinary income in the year of such sale or other disposition. If gain on a disqualifying disposition exceeds the amount treated as ordinary income, the excess is taxable as capital gain (which will be long-term capital gain if the shares have been held more than one year after the date of exercise of the option). The Company is not entitled to a federal income tax deduction in connection with incentive stock options, except to the extent that the optionee has taxable ordinary income on a disqualifying disposition.

        The grant of a nonstatutory option has no federal income tax affect on the optionee. Upon the exercise of a nonstatutory option, the optionee has taxable ordinary income (and the Company is entitled to a corresponding deduction) equal to the option spread on the date of exercise. Upon the disposition of stock acquired upon exercise of a nonstatutory option, the optionee recognizes either long-term or short-term capital gain or loss, depending on how long such stock was held. The Company may allow nonstatutory options to be transferred subject to conditions and restrictions imposed by the Administrator; special tax rules may apply on such a transfer.

        In the case of both incentive stock options and nonstatutory options, special federal income tax rules apply if the Company's common stock is used to pay all or part of the option price.

        Stock Awards.    Upon receipt of a stock award, a recipient generally has taxable income in the amount of the excess of the then fair market value of the common stock over any consideration paid for the common stock (the "spread"). However, if the common stock is subject to a "substantial risk of forfeiture" (such as a requirement that the recipient continue in the employ of the Company) and the recipient does not make an election under section 83(b) of the Internal Revenue Code, the recipient will have taxable income upon the lapse of the risk of forfeiture, rather than at receipt, in an amount equal to the spread on the date of lapse. If the recipient is an employee of the Company, the taxable income constitutes supplemental wages subject to income and employment tax withholding, and the Company receives a corresponding income tax deduction. If the recipient makes an election under section 83(b) of the Internal Revenue Code, the stock received by the recipient is valued as of the date of receipt (without taking the restrictions into account) and the recipient has taxable income equal to any excess of that value over the amount he or she paid for the stock. The Company would again have a deduction equal to the income to the recipient. If the recipient makes an election under section 83(b) of the Internal Revenue Code, the consequences upon sale or disposition (other than through forteiture) of the shares awarded or sold generally are the same as for common stock acquired under a nonstatutory option as described above.

        Limitation on Deduction of Certain Compensation.    A publicly-held corporation may not deduct compensation in excess of a certain amount that is paid in any year to one of its executive officers unless the compensation constitutes "qualified performance-based" compensation under the Internal Revenue Code. The Company generally attempts to ensure that any awards under the Plan meet these standards, but may not do so in every instance.

Plan Benefits

        No awards will be granted under the 2004 Plan prior to its approval by the Company's shareholders. Awards under the 2004 Plan will be granted at the discretion of the Administrator, and, accordingly, are not yet determinable. In addition, benefits under the 2004 Plan will depend on a number of factors, including the fair market value of the Company's common stock on future dates, the Company's actual performance against performance goals established with respect to performance awards and decisions made by the participants. Consequently it is not possible to determine the benefits that might be received by participants under the 2004 Plan.

        In order to provide information with respect to stock option grants in the last fiscal year, the following table shows the number of shares of common stock issuable upon exercise of options granted to the

Named Executive Officers and named groups under the 1995 Plan during the fiscal year ended December 31, 2003.

Name and Position	Number of Shares[1]
John W. Fara, Ph.D., President, Chief Executive Officer and Chairman	—
John F. Hamilton, Vice President, Finance and Chief Financial Officer	—
Bret Berner, Ph.D., Vice President, Product Development	—
John N. Shell, Vice President, Operations	—
Executive Group	—
Non-Executive Director Group	90,000
Non-Executive Officer Employee Group	457,900

(1)
All options granted at fair market value as of the date of grant.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
THE ADOPTION OF THE 2004 PLAN

PROPOSAL NO. 3
Approval of Adoption of the 2004 Employee Stock Purchase Plan

        At the Annual Meeting, the shareholders of the Company will be asked to approve the adoption of the 2004 Employee Stock Purchase Plan (the "ESPP"). The ESPP was adopted by the Board on March 19, 2004. It will become effective only after approval of the shareholders of the Company at the Annual Meeting. The number of shares reserved for issuance under the ESPP is 500,000 shares. The following description of the ESPP is a summary and is therefore qualified in its entirety by reference to the complete text of the ESPP, which is attached hereto as Appendix C. The ESPP provides employees with an opportunity to purchase Common Stock through accumulated payroll deductions.

        Administration.    The Compensation Committee of the Board administers the ESPP and has full and exclusive authority to interpret the terms of the ESPP and determine eligibility, subject to the limitations of Section 423 of the Code.

        Eligibility.    Individuals are eligible to participate in the ESPP if they are employed by the Company or any participating subsidiary for at least 20 hours per week for at least five months in any calendar year. However, no person may participate in the ESPP if, immediately after the grant of the stock purchase rights under the ESPP, such person will own stock possessing five percent or more of the total combined voting power or value of all classes of the capital stock of the Company or any subsidiary.

        Offering Periods.    The ESPP provides for offering periods of 24 months or such shorter period as may be established by the Board. Each offering includes four six-month purchase periods. The first offering and purchase periods will commence on June 1, 2004. Thereafter, the offering periods will start on December 1 and June 1 of each year.

        Payroll Deductions.    The ESPP permits participants to purchase Common Stock through payroll deductions of up to 15% of the participant's base salary, up to a maximum of $25,000 per year, and up to a maximum of 3,000 shares per purchase period.

        Purchase Price.    Amounts deducted and accumulated for the participant's account are used to purchase shares of Common Stock on the last trading day of each purchase period at a price of 85% of the lower of the fair market values of the Common Stock at the beginning of the offering period and the end of the purchase period. Participants may end their participation at any time during an offering period in which event their payroll deductions accumulated to that date will be returned. Participation ends automatically upon termination of employment.

        Qualification under the Code.    The ESPP is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code.

        Nontransferability.    Stock purchase rights granted under the ESPP are not transferable by a participant other than by will or the laws of descent and distribution.

        Change in Control.    In the event of a merger or other corporate transaction, unless the purchase rights the ESPP are assumed, or equivalent purchase rights are substituted, by the successor corporation or a parent or subsidiary of the successor corporation, the Board may determine, in its discretion, to shorten the offering period then in progress by setting a new purchase date.

        Amendment and Termination.    The Board has the authority to amend or terminate the ESPP at any time, including amendments to outstanding stock purchase rights under these plans, subject to required approvals of the Company's shareholders in order for the ESPP to qualify under Section 423 of the Code or other applicable law.

Federal Income Tax Consequences of the ESPP

        THE FOLLOWING IS A GENERAL SUMMARY OF THE TYPICAL FEDERAL INCOME TAX CONSEQUENCES UNDER CURRENT LAW OF THE PURCHASE AND DISPOSITION OF SHARES OF COMMON STOCK UNDER THE ESPP. IT DOES NOT DESCRIBE STATE OR OTHER TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS OR OF GRANT OF RESTRICTED STOCK.

        In general, participants in the ESPP who are citizens or residents of the United States ("U.S. Participants") will not have taxable income or loss under the ESPP until they sell or otherwise dispose of shares acquired under the ESPP (or die holding such shares). If the shares are held, as of the date of sale or disposition, for longer than both: (i) two years after the beginning of the enrollment period during which the shares were purchased; and (ii) one year following purchase, a U.S. Participant will have taxable ordinary income equal to 15% of the fair market value of the shares on the first day of the enrollment period (but not in excess of the gain on the sale). Any additional gain from the sale will be long-term capital gain. The Company is not entitled to an income tax deduction if the holding periods are satisfied.

        If the shares are disposed of before the expiration of both of the foregoing holding periods (a "disqualifying disposition"), a U.S. Participant will have taxable ordinary income equal to the excess of the fair market value of the shares on the purchase date over the purchase price. In addition, the U.S. Participant will have taxable capital gain (or loss) measured by the difference between the sale price and the U.S. Participant's purchase price plus the amount of ordinary income recognized, which gain (or loss) will be long-term if the shares have been held as of the date of sale for more than one year. The Company is entitled to an income tax deduction equal to the amount of ordinary income recognized by a U.S. Participant in a disqualifying disposition.

Plan Benefits

        It is not possible to determine the benefits that might be received by participants under the ESPP at this time because participation in the ESPP will be decided by each of the Company's eligible employees on an individual basis. However, as set forth above, in no event will any participant under the ESPP be permitted to purchase more than $25,000 of Common Stock under the ESPP in any calendar year, or more than 3,000 shares in any purchase period.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
THE ADOPTION OF THE ESPP

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Audit Committee has appointed Ernst & Young LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending December 31, 2004. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

        Selection of the Company's independent accountants is not required to be submitted to a vote of the shareholders of the Company for ratification. The Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent auditors. However, the Board is submitting this matter to the shareholders as a matter of good corporate practice. If the shareholders fail to vote on an advisory basis in favor of the appointment, the Audit Committee will reconsider whether to retain Ernst & Young LLP, and may retain that firm or another without re-submitting the matter to the Company's shareholders. Even if shareholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and the shareholders.

Relationship With Independent Auditors

        General.    Ernst & Young LLP has been the independent accounting firm that audits the financial statements of the Company since its inception. In accordance with standing policy, Ernst & Young periodically changes the personnel who work on the audit.

        Independent Accountants.    In addition to performing the audit of the Company's consolidated financial statements, Ernst & Young LLP provided various other services during 2003. The aggregate fees billed for 2003 and 2002 for each of the following categories of services are set forth below:

Fee Category	Fiscal 2002 Fees	Fiscal 2003 Fees
Audit Fees	$267,000	$265,000
Tax Fees	17,000	16,000

Total Fees	$284,000	$281,000

        Audit Fees.    Consists of fees billed for professional services rendered for the audit of the Company's consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements.

        Tax Fees.    Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance.

        There were no other fees billed for 2002 and 2003 other than those reported above.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

        The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

SHAREHOLDER PROPOSALS

        Proposals of shareholders of the Company which are intended to be presented at the Company's 2005 meeting of shareholders must be received by the Secretary of the Company no later than December 31, 2004 in order to be included in the proxy soliciting material relating to that meeting.

HOUSEHOLDING OF ANNUAL DISCLOSURE DOCUMENTS

        The Securities and Exchange Commission has approved a rule governing the delivery of annual disclosure documents. This rule allows the Company to send a single set of its Annual Report and this Proxy Statement to any household at which two or more shareholders of the Company reside, if it believes that the shareholders are members of the same family. Some banks, brokers and other intermediaries may be participating in this practice of "householding" proxy statements and annual reports. This rule benefits both the Company and its shareholders as it reduces the volume of duplicate information received at a shareholder's house and helps reduce the Company's expenses. Each shareholder, however, will continue to receive individual proxy cards or voting instruction forms.

        Shareholders that have previously received a single set of annual disclosure documents may request their own copy this year or in future years by contacting their bank, broker or other nominee record holder. The Company will also deliver a separate copy of the Annual Report and the Proxy Statement to any shareholder upon written request to Depomed, Inc., 1360 O'Brien Drive, Menlo Park, California 94025, Attention: Chief Financial Officer, or upon oral request by calling (650) 462-5900.

OTHER MATTERS

        The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board may recommend.

THE BOARD OF DIRECTORS

Dated: April 23, 2004

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

Adopted by the Board of Directors of Depomed, Inc.

Purpose

        The purpose of the Audit Committee (the "Committee") of the board of directors (the "Board") of Depomed, Inc. (the "Company") is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The Committee is not responsible, however, for planning or conducting audits, or determining whether the Company's financial statements are complete and accurate or in accordance with generally accepted accounting principles.

Composition

        The Committee shall be composed of three or more directors, as determined by the Board, each of whom shall be "independent", as that term is defined in Section 10A(m) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Rules and Regulations (the "Regulations") of the Securities and Exchange Commission (the "Commission") under the Exchange Act, and shall meet the independence and financial literacy requirements of Nasdaq. At least one member of the Committee shall be an "audit committee financial expert", as that term is defined in the Regulations, and shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Responsibilities

        The Committee is charged by the Board with the responsibility to:

        1.     Appoint and provide for the compensation of the Company's independent auditor, oversee the work of the independent auditor (including resolution of any disagreements between management and the independent auditor regarding financial reporting), evaluate the performance of the independent auditor and, if so determined by the Committee, replace the independent auditor; it being acknowledged that the independent auditor is ultimately accountable to the Board and the Committee, as representatives of the shareholders.

        2.     Ensure the receipt of, and evaluate the written disclosures and the letter that the independent auditor submits to the Committee regarding the auditor's independence in accordance with Independence Standards Board Standard No. 1, discuss such reports with the auditor, oversee the independence of the independent auditor and, if so determined by the Committee in response to such reports, take appropriate action to address issues raised by such evaluation.

        3.     Discuss with the independent auditor the matters required to be discussed by SAS 61, as it may be modified or supplemented.

        4.     Instruct the independent auditor and the internal auditor, if any, to advise the Committee if there are any subjects that require special attention.

        5.     Instruct the independent auditor to report to the Committee on all critical accounting policies of the Company, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the auditors, and other material written communication between the auditors and management.

        6.     Meet with management and the independent auditor to discuss the annual financial statements and the report of the independent auditor thereon, and to discuss significant issues encountered in the course of the audit work, including: restrictions on the scope of activities; access to required information; the adequacy of internal financial controls; the adequacy of the disclosure of off-balance sheet transactions, arrangements, obligations and relationships in reports filed with the Commission; and the appropriateness of the presentation of any non-GAAP financial measures (as defined in the Regulations) included in any report filed with the Commission or in any public disclosure or release.

        7.     Review the management letter delivered by the independent auditor in connection with the audit and the responses of management to such letter.

        8.     Following such review and discussions, if so determined by the Committee, recommend to the Board that the annual financial statements be included in the Company's annual report.

        9.     Meet quarterly with management and the independent auditor to discuss the quarterly financial statements prior to the filing of the Form 10-Q; provided that this responsibility may be delegated to the chairman of the Committee or a member of the Committee who is a financial expert.

        10.   Meet at least once each year in separate executive sessions with management, the internal auditor, if any, and the independent auditor to discuss matters that any of them or the Committee believes could significantly affect the financial statements and should be discussed privately.

        11.   Review significant changes to the Company's accounting principles and practices proposed by the independent auditor, the internal auditor, if any, or management.

        12.   Review the scope and results of internal audits, if any.

        13.   Evaluate the performance of the internal auditor, if any, and, if so determined by the Committee, recommend replacement of the internal auditor.

        14.   Conduct or authorize such inquiries into matters within the Committee's scope of responsibility as the Committee deems appropriate.

        15.   Report to the Board on any significant matters arising from the Committee's work.

        16.   At least annually, review and reassess this Charter and, if appropriate, recommend changes to the Board.

        17.   Provide the Committee report required by the Regulations to be included in the Company's annual proxy statement.

        18.   Establish a procedure for receipt, retention and treatment of any complaints received by the Company about its accounting, internal accounting controls or auditing matters and for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

        19.   Approve, in accordance with Sections 10A(h) and (i) of the Exchange Act and the Regulations, all professional services, to be provided to the Company by its independent auditor, provided that the Committee shall not approve any non-audit services proscribed by Section 10A(g) of the Exchange Act in the absence of an applicable exemption. The Committee may adopt policies and procedures for the approval of such services which may include delegation of authority to a designated member or members of the Committee to approve such services so long as any such approvals are disclosed to the full Committee at its next scheduled meeting.

        20.   Review and approve all related party transactions.

Authority

        By adopting this Charter, the Board delegates to the Committee full authority in its discretion to:

        1.     Perform each of the responsibilities of the Committee described above.

        2.     Appoint a chair of the Committee, unless a chair is designated by the Board.

        3.     Engage independent counsel and other advisers as the Committee determines necessary to carry out its responsibilities.

        4.     Cause the officers of the Company to provide such funding as the Committee shall determine to be appropriate for payment of reasonable compensation to the Company's independent auditor and any independent counsel or other advisers engaged by the Committee, and payment of ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties.

2004 EQUITY INCENTIVE PLAN
OF
DEPOMED, INC.

i

	10.5	Divestiture	B-13
	10.6	Dissolution	B-13
11.	Automatic Option Grants to Non-Employee Directors		B-13
	11.1	Automatic Option Grants to Non-Employee Directors	B-13
	11.2	Certain Transactions and Events	B-14
	11.3	Limited Transferability of Options	B-15
12.	Withholding and Tax Reporting		B-15
	12.1	Tax Withholding Alternatives	B-15
	12.2	Reporting of Dispositions	B-15
13.	Compliance with Law		B-16
14.	Amendment or Termination of this Plan or Outstanding Awards		B-16
	14.1	Amendment and Termination	B-16
	14.2	Shareholder Approval	B-16
	14.3	Effect	B-16
15.	Reserved Rights		B-16
	15.1	Nonexclusivity of this Plan	B-16
	15.2	Unfunded Plan	B-16
16.	Special Arrangements Regarding Award Shares		B-17
	16.1	Escrow of Stock Certificates	B-17
	16.2	Repurchase Rights	B-17
	16.3	Market Standoff	B-17
17.	Beneficiaries		B-17
18.	Miscellaneous		B-18
	18.1	Governing Law	B-18
	18.2	Determination of Value	B-18
	18.3	Reservation of Shares	B-18
	18.4	Electronic Communications	B-18
	18.5	Notices	B-18

ii

2004 EQUITY INCENTIVE PLAN
OF
DEPOMED, INC.

1.    Purpose of this Plan

        The purpose of this 2004 Equity Incentive Plan is to enhance the long-term shareholder value of Depomed, Inc. by offering opportunities to eligible participants to share in the growth in value of the equity of Depomed, Inc. and to provide incentives to eligible Employees, Company Directors and Consultants to contribute to the success of the Company.

2.    Definitions and Rules of Interpretation

        2.1   Definitions.    This Plan uses the following defined terms:

          (a)   "Administrator" means the Board, the Committee, or any officer or employee of the Company to whom the Board or the Committee delegates authority to administer this Plan.

          (b)   "Affiliate" means a "parent" or "subsidiary" (as each is defined in Section 424 of the Code) of the Company and any other entity that the Board or Committee designates as an "Affiliate" for purposes of this Plan.

          (c)   "Applicable Law" means any and all laws of whatever jurisdiction, within or without the United States, and the rules of any stock exchange or quotation system on which Shares are listed or quoted, applicable to the taking or refraining from taking of any action under this Plan, including the administration of this Plan and the issuance or transfer of Awards or Award Shares.

          (d)   "Award" means a Stock Award or Option granted in accordance with the terms of this Plan.

          (e)   "Award Agreement" means the document evidencing the grant of an Award.

          (f)    "Award Shares" means Shares covered by an outstanding Award or purchased under an Award.

          (g)   "Awardee" means: (i) a person to whom an Award has been granted, including a holder of a Substitute Award, (ii) a person to whom an Award has been transferred in accordance with all applicable requirements of Sections 6.5, 7(h), and 17, or (iii) a person who holds Award Shares subject to a right of repurchase under Section 16.2.

          (h)   "Board" means the board of directors of the Company.

          (i)    "Change in Control" means any transaction or event that the Board specifies as a Change in Control under Section 10.4.

          (j)    "Code" means the Internal Revenue Code of 1986.

          (k)   "Committee" means a committee composed of Company Directors appointed in accordance with the Company's charter documents and Section 4.

          (l)    "Company" means Depomed, Inc., a California corporation.

          (m)  "Company Director" means a member of the Board.

          (n)   "Consultant" means an individual who, or an entity or employee of any entity that, provides bona fide services to the Company or an Affiliate not in connection with the offer or sale of securities in a capital-raising transaction, but who is not an Employee.

          (o)   "Director" means a member of the board of directors of the Company or an Affiliate.

          (p)   "Divestiture" means any transaction or event that the Board specifies as a Divestiture under Section 10.5.

          (q)   "Domestic Relations Order" means a "domestic relations order" as defined in, and otherwise meeting the requirements of, Section 414(p) of the Code, except that reference to a "plan" in that definition shall be to this Plan.

          (r)   "Employee" means a regular employee of the Company or an Affiliate, including an Officer or Director, who is treated as an employee in the personnel records of the Company or an Affiliate, but not individuals who are classified by the Company or an Affiliate as: (i) leased from or otherwise employed by a third party, (ii) independent contractors, or (iii) intermittent or temporary workers. The Company's or an Affiliate's classification of an individual as an "Employee" (or as not an "Employee") for purposes of this Plan shall not be altered retroactively even if that classification is changed retroactively for another purpose as a result of an audit, litigation or otherwise. An Awardee shall not cease to be an Employee due to transfers between locations of the Company, or between the Company and an Affiliate, or to any successor to the Company or an Affiliate that assumes the Awardee's Options under Section 10. Neither service as a Director nor receipt of a director's fee shall be sufficient to make a Director an "Employee."

          (s)   "Exchange Act" means the Securities Exchange Act of 1934.

          (t)    "Executive" means, if the Company has any class of any equity security registered under Section 12 of the Exchange Act, an individual who is subject to Section 16 of the Exchange Act or who is a "covered employee" under Section 162(m) of the Code, in either case because of the individual's relationship with the Company or an Affiliate. If the Company does not have any class of any equity security registered under Section 12 of the Exchange Act, "Executive" means any (i) Director or (ii) officer elected or appointed by the Board.

          (u)   "Expiration Date" means, with respect to an Award, the date stated in the Award Agreement as the expiration date of the Award or, if no such date is stated in the Award Agreement, then the last day of the maximum exercise period for the Award, disregarding the effect of an Awardee's Termination or any other event that would shorten that period.

          (v)   "Fair Market Value" means the value of Shares as determined under Section 18.2.

          (w)  "Fundamental Transaction" means any transaction or event described in Section 10.3.

          (x)   "Grant Date" means the date the Administrator approves the grant of an Award. However, if the Administrator specifies that an Award's Grant Date is a future date or the date on which a condition is satisfied, the Grant Date for such Award is that future date or the date that the condition is satisfied.

          (y)   "Incentive Stock Option" means an Option intended to qualify as an incentive stock option under Section 422 of the Code and designated as an Incentive Stock Option in the Award Agreement for that Option.

          (z)   "Nonstatutory Option" means any Option other than an Incentive Stock Option.

          (aa)   "Non-Employee Director" means any person who is a member of the Board but is not an Employee of the Company or any Affiliate of the Company and has not been an Employee of the Company or any Affiliate of the Company at any time during the preceding twelve months. Service as a Director does not in itself constitute employment for purposes of this definition.

          (bb)   "Objectively Determinable Performance Condition" shall mean a performance condition (i) that is established (A) at the time an Award is granted or (B) no later than the earlier of (1) 90 days after the beginning of the period of service to which it relates, or (2) before the elapse of 25% of the period of service to which it relates, (ii) that is uncertain of achievement at the time it is established, and (iii) the achievement of which is determinable by a third party with knowledge of the relevant facts. Examples of measures that may be used in Objectively Determinable Performance Conditions include achievement of a Company goal, net order dollars, net profit dollars, net profit growth, net revenue dollars, revenue growth, individual performance, earnings per share, return on assets, return on equity, and other financial objectives, objective customer satisfaction indicators and efficiency measures, each with respect to the Company and/or an Affiliate or individual business unit.

          (cc)   "Officer" means an officer of the Company as defined in Rule 16a-1 adopted under the Exchange Act.

          (dd)   "Option" means a right to purchase Shares of the Company granted under this Plan.

          (ee)   "Option Price" means the price payable under an Option for Shares, not including any amount payable in respect of withholding or other taxes.

          (ff)    "Option Shares" means Shares covered by an outstanding Option or purchased under an Option.

          (gg)   "Plan" means this 2004 Equity Incentive Plan of Depomed, Inc.

          (hh)   "Purchase Price" means the price payable under a Stock Award for Shares, not including any amount payable in respect of withholding or other taxes.

          (ii)     "Reverse Vesting" means that an Option is or was fully exercisable but that, subject to a "reverse" vesting schedule, the Company has a right to repurchase the Option Shares as specified in Section 16.2(a), with the Company's right of repurchase expiring in accordance with a "forward" vesting schedule that would otherwise have applied to the Option under which the Option Shares were purchased or in accordance with some other vesting schedule described in the Award Agreement.

          (jj)     "Rule 16b-3" means Rule 16b-3 adopted under Section 16(b) of the Exchange Act.

          (kk)   "Securities Act" means the Securities Act of 1933.

          (ll)     "Share" means a share of the Common Stock of the Company or other securities substituted for the Common Stock under Section 10.

          (mm)   "Stock Award" means an offer by the Company to sell shares subject to certain restrictions pursuant to the Award Agreement as described in Section 8. A Stock Award does not include an option.

          (nn)   "Substitute Award" means a Substitute Option or Substitute Stock Award granted in accordance with the terms of this Plan.

          (oo)   "Substitute Option" means an Option granted in substitution for, or upon the conversion of, an option granted by another entity to purchase equity securities in the granting entity.

          (pp)   "Substitute Stock Award" means a Stock Award granted in substitution for, or upon the conversion of, a stock award granted by another entity to purchase equity securities in the granting entity.

          (qq)   "Ten Percent Shareholder" means any person who, directly or by attribution under Section 424(d) of the Code, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate on the Grant Date.

          (rr)    "Termination" means that the Awardee has ceased to be, with or without any cause or reason, an Employee, Director or Consultant. However, unless so determined by the Administrator,

  or otherwise provided in this Plan, "Termination" shall not include a change in status from an Employee, Consultant or Director to another such status. An event that causes an Affiliate to cease being an Affiliate shall be treated as the "Termination" of that Affiliate's Employees, Directors, and Consultants.

        2.2   Rules of Interpretation.    Any reference to a "Section," without more, is to a Section of this Plan. Captions and titles are used for convenience in this Plan and shall not, by themselves, determine the meaning of this Plan. Except when otherwise indicated by the context, the singular includes the plural and vice versa. Any reference to a statute is also a reference to the applicable rules and regulations adopted under that statute. Any reference to a statute, rule or regulation, or to a section of a statute, rule or regulation, is a reference to that statute, rule, regulation, or section as amended from time to time, both before and after the effective date of this Plan and including any successor provisions.

3.    Shares Subject to this Plan; Term of this Plan

        3.1   Number of Award Shares.    The Shares issuable under this Plan shall be authorized but unissued or reacquired Shares, including but not limited to Shares repurchased by the Company on the open market. Subject to adjustment under Section 10, the maximum number of Shares that may be issued under this Plan is 3,500,000. When an Award is granted, the maximum number of Shares that may be issued under this Plan shall be reduced by the number of Shares covered by that Award. However, if an Award later terminates or expires without having been exercised in full, the maximum number of shares that may be issued under this Plan shall be increased by the number of Shares that were covered by, but not purchased under, that Award. By contrast, the repurchase of Shares by the Company shall not increase the maximum number of Shares that may be issued under this Plan.

        3.2   Term of this Plan.

          (a)   This Plan shall be effective on, and Awards may be granted under this Plan after, the date it has been both adopted by the Board and approved by the Company's shareholders (the "Effective Date").

          (b)   Subject to the provisions of Section 14, Awards may be granted under this Plan for a period of ten years from the earlier of the date on which the Board approves this Plan and the date the Company's shareholders approve this Plan. Accordingly, Awards may not be granted under this Plan after ten years from the earlier of those dates.

4.    Administration

        4.1   General.

          (a)   The Board shall have ultimate responsibility for administering this Plan. The Board may delegate certain of its responsibilities to a Committee, which shall consist of at least two members of the Board. The Board or the Committee may further delegate its responsibilities to any Employee of the Company or any Affiliate. Where this Plan specifies that an action is to be taken or a determination made by the Board, only the Board may take that action or make that determination. Where this Plan specifies that an action is to be taken or a determination made by the Committee, only the Committee may take that action or make that determination. Where this Plan references the "Administrator," the action may be taken or determination made by the Board, the Committee, or other Administrator. However, only the Board or the Committee may approve grants of Awards to Executives and such other participants as may be specifically designated by the Board, and an Administrator other than the Board or the Committee may grant Awards only within guidelines established by the Board or Committee. Moreover, all actions and determinations by any Administrator are subject to the provisions of this Plan.

          (b)   So long as the Company has registered and outstanding a class of equity securities under Section 12 of the Exchange Act, the Committee shall consist of Company Directors who are "Non-Employee Directors" as defined in Rule 16b-3 and, after the expiration of any transition period permitted by Treasury Regulations Section 1.162-27(h)(3), who are "outside directors" as defined in Section 162(m) of the Code.

        4.2   Authority of the Administrator.    Subject to the other provisions of this Plan, the Administrator shall have the authority to:

          (a)   grant Awards, including Substitute Awards;

          (b)   determine the Fair Market Value of Shares;

          (c)   determine the Option Price and the Purchase Price of Awards;

          (d)   select the Awardees;

          (e)   determine the times Awards are granted;

          (f)    determine the number of Shares subject to each Award;

          (g)   determine the methods of payment that may be used to purchase Award Shares;

          (h)   determine the methods of payment that may be used to satisfy withholding tax obligations;

          (i)    determine the other terms of each Award, including but not limited to the time or times at which Awards may be exercised, whether and under what conditions an Award is assignable, and whether an Option is a Nonstatutory Option or an Incentive Stock Option;

          (j)    modify or amend any Award;

          (k)   authorize any person to sign any Award Agreement or other document related to this Plan on behalf of the Company;

          (l)    determine the form of any Award Agreement or other document related to this Plan, and whether that document, including signatures, may be in electronic form;

          (m)  interpret this Plan and any Award Agreement or document related to this Plan;

          (n)   correct any defect, remedy any omission, or reconcile any inconsistency in this Plan, any Award Agreement or any other document related to this Plan;

          (o)   adopt, amend, and revoke rules and regulations under this Plan, including rules and regulations relating to sub-plans and Plan addenda;

          (p)   adopt, amend, and revoke special rules and procedures which may be inconsistent with the terms of this Plan, set forth (if the Administrator so chooses) in sub-plans regarding (for example) the operation and administration of this Plan and the terms of Awards, if and to the extent necessary or useful to accommodate non-U.S. Applicable Laws and practices as they apply to Awards and Award Shares held by, or granted or issued to, persons working or resident outside of the United States or employed by Affiliates incorporated outside the United States;

          (q)   in the case of the Board, determine whether a transaction or event should be treated as a Change in Control, a Divestiture or neither;

          (r)   determine the effect of a Fundamental Transaction and, if the Board determines that a transaction or event should be treated as a Change in Control or a Divestiture, then the effect of that Change in Control or Divestiture; and

          (s)   make all other determinations the Administrator deems necessary or advisable for the administration of this Plan.

        4.3   Scope of Discretion.    Subject to the last sentence of this Section 4.3, on all matters for which this Plan confers the authority, right or power on the Board, the Committee, or other Administrator to make decisions, that body may make those decisions. Those decisions will be final, binding and conclusive. Moreover, but again subject to the last sentence of this Section 4.3, in making those decisions, the Board, Committee or other Administrator need not treat all persons eligible to receive Awards, all Awardees, all Awards or all Award Shares the same way. However, except as provided in Section 14.3, the discretion of the Board, Committee or other Administrator is subject to the specific provisions and specific limitations of this Plan, as well as all rights conferred on specific Awardees by Award Agreements and other agreements.

5.    Participants Eligible to Receive Awards

        5.1   Eligible Participants.    Awards (including Substitute Awards) may be granted to, and only to, Employees, Directors and Consultants, including to prospective Employees, Directors and Consultants conditioned on the beginning of their service for the Company or an Affiliate. However, Incentive Stock Options may only be granted to Employees, as provided in Section 7(g).

        5.2   Section 162(m) Limitation.

          (a)   Options. So long as the Company is a "publicly held corporation" within the meaning of Section 162(m) of the Code: (i) no Employee may be granted one or more Options within any fiscal year of the Company under this Plan to purchase more than 500,000 Shares under Options, subject to adjustment pursuant to Section 10, (ii) Options may be granted to an Executive only by the Committee (and, notwithstanding Section 4.1(a), not by the Board). If an Option is cancelled without being exercised or if the Option Price of an Option is reduced, that cancelled or repriced Option shall continue to be counted against the limit on Awards that may be granted to any participant under this Section 5.2. Notwithstanding anything herein to the contrary, in connection with his or her initial employment with the Company or an Affiliate, a new Employee or prospective Employee shall be eligible to receive up to a maximum of 750,000 Shares under Options (subject to adjustment pursuant to Section 10), which Shares shall not be counted toward the 500,000 limitation set forth in this Section 5.2(a).

          (b)   Stock Awards. Any Stock Award intended as "qualified performance-based compensation" within the meaning of Section 162(m) of the Code must vest or become exercisable contingent on the achievement of one or more Objectively Determinable Performance Conditions. The Committee shall have the discretion to determine the time and manner of compliance with Section 162(m) of the Code.

6.    Terms and Conditions of Options

        The following rules apply to all Options:

        6.1   Price.    No Option intended as "qualified incentive-based compensation" within the meaning of Section 162(m) of the Code may have an Option Price less than 100% of the Fair Market Value of the Shares on the Grant Date. In no event will the Option Price of any Option be less than the par value of the Shares issuable under the Option if that is required by Applicable Law. The Option Price of an Incentive Stock Option shall be subject to Section 7(f).

        6.2   Term.    No Option shall be exercisable after its Expiration Date. No Option may have an Expiration Date that is more than ten years after its Grant Date. Additional provisions regarding the term of Incentive Stock Options are provided in Sections 7(a) and 7(e).

        6.3   Vesting.    Options shall be exercisable: (a) on the Grant Date, or (b) in accordance with a schedule related to the Grant Date, the date the Awardee's directorship, employment or consultancy begins, or a different date specified in the Award Agreement. If so provided in the Award Agreement, an

Option may be exercisable subject to the application of Reverse Vesting to the Option Shares. Additional provisions regarding the vesting of Incentive Stock Options are provided in Section 7(c). No Option granted to an individual who is subject to the overtime pay provisions of the Fair Labor Standards Act may be exercised before the expiration of six months after the Grant Date.

        6.4   Form and Method of Payment.

          (a)   The Administrator shall determine the acceptable form and method of payment for exercising an Option.

          (b)   Acceptable forms of payment for all Option Shares are cash, check or wire transfer, denominated in U.S. dollars except as specified by the Administrator for non-U.S. Employees or non-U.S. sub-plans.

          (c)   In addition, the Administrator may permit payment to be made by any of the following methods:

            (i)    other Shares, or the designation of other Shares, which (A) are "mature" shares for purposes of avoiding variable accounting treatment under generally accepted accounting principles (generally mature shares are those that have been owned by the Awardee for more than six months on the date of surrender), and (B) have a Fair Market Value on the date of surrender equal to the Option Price of the Shares as to which the Option is being exercised;

            (ii)   provided that a public market exists for the Shares, consideration received by the Company under a procedure under which a licensed broker-dealer advances funds on behalf of an Awardee or sells Option Shares on behalf of an Awardee (a "Cashless Exercise Procedure"), provided that if the Company extends or arranges for the extension of credit to an Awardee under any Cashless Exercise Procedure, no Officer or Director may participate in that Cashless Exercise Procedure;

            (iii)  subject to Section 6.4(e), one or more promissory notes meeting the requirements of Section 6.4(e) provided, however, that promissory notes may not be used for any portion of an Award which is not vested at the time of exercise;

            (iv)  cancellation of any debt owed by the Company or any Affiliate to the Awardee including without limitation waiver of compensation due or accrued for services previously rendered to the Company or an Affiliate; and

            (v)   any combination of the methods of payment permitted by any paragraph of this Section 6.4.

          (d)   The Administrator may also permit any other form or method of payment for Option Shares permitted by Applicable Law.

          (e)   The promissory notes referred to in Section 6.4(c)(iii) shall be full recourse. Unless the Administrator specifies otherwise after taking into account any relevant accounting issues, the promissory notes shall bear interest at a fair market value rate when the Option is exercised. Interest on the promissory notes shall also be at least sufficient to avoid imputation of interest under Sections 483, 1274, and 7872 of the Code. The promissory notes and their administration shall at all times comply with any applicable margin rules of the Federal Reserve. The promissory notes may also include such other terms as the Administrator specifies. Payment may not be made by promissory note by Officers or Directors if Shares are registered under Section 12 of the Exchange Act.

        6.5   Assignability of Options.    Except as determined by the Administrator, no Option shall be assignable or otherwise transferable by the Awardee except by will or by the laws of descent and distribution. However, Options may be transferred and exercised in accordance with a Domestic Relations

Order and may be exercised by a guardian or conservator appointed to act for the Awardee. Incentive Stock Options may only be assigned in compliance with Section 7(h).

        6.6   Substitute Options.    The Board may cause the Company to grant Substitute Options in connection with the acquisition by the Company or an Affiliate of equity securities of any entity (including by merger, tender offer, or other similar transaction) or of all or a portion of the assets of any entity. Any such substitution shall be effective on the effective date of the acquisition. Substitute Options may be Nonstatutory Options or Incentive Stock Options. Unless and to the extent specified otherwise by the Board, Substitute Options shall have the same terms and conditions as the options they replace, except that (subject to the provisions of Section 10) Substitute Options shall be Options to purchase Shares rather than equity securities of the granting entity and shall have an Option Price determined by the Board.

7.    Incentive Stock Options

        The following rules apply only to Incentive Stock Options and only to the extent these rules are more restrictive than the rules that would otherwise apply under this Plan. With the consent of the Awardee, or where this Plan provides that an action may be taken notwithstanding any other provision of this Plan, the Administrator may deviate from the requirements of this Section, notwithstanding that any Incentive Stock Option modified by the Administrator will thereafter be treated as a Nonstatutory Option.

          (a)   The Expiration Date of an Incentive Stock Option shall not be later than ten years from its Grant Date, with the result that no Incentive Stock Option may be exercised after the expiration of ten years from its Grant Date.

          (b)   No Incentive Stock Option may be granted more than ten years from the date this Plan was approved by the Board.

          (c)   Options intended to be incentive stock options under Section 422 of the Code that are granted to any single Awardee under all incentive stock option plans of the Company and its Affiliates, including incentive stock options granted under this Plan, may not vest at a rate of more than $100,000 (or such other amount that may be hereafter specified in the applicable section of the Code) in Fair Market Value of stock (measured on the grant dates of the options) during any calendar year. For this purpose, an option vests with respect to a given share of stock the first time its holder may purchase that share, notwithstanding any right of the Company to repurchase that share. Unless the administrator of that option plan specifies otherwise in the related agreement governing the option, this vesting limitation shall be applied by, to the extent necessary to satisfy this $100,000 (or other amount) rule, by treating certain stock options that were intended to be incentive stock options under Section 422 of the Code as Nonstatutory Options. The stock options or portions of stock options to be reclassified as Nonstatutory Options are those with the highest option prices, whether granted under this Plan or any other equity compensation plan of the Company or any Affiliate that permits that treatment. This Section 7(c) shall not cause an Incentive Stock Option to vest before its original vesting date or cause an Incentive Stock Option that has already vested to cease to be vested.

          (d)   In order for an Incentive Stock Option to be exercised for any form of payment other than those described in Section 6.4(b), that form of payment must be stated at the time of grant in the Award Agreement relating to that Incentive Stock Option.

          (e)   Any Incentive Stock Option granted to a Ten Percent Shareholder, must have an Expiration Date that is not later than five years from its Grant Date, with the result that no such Option may be exercised after the expiration of five years from the Grant Date.

          (f)    The Option Price of an Incentive Stock Option shall never be less than the Fair Market Value of the Shares at the Grant Date. The Option Price for the Shares covered by an Incentive Stock Option granted to a Ten Percent Shareholder shall never be less than 110% of the Fair Market Value of the Shares at the Grant Date.

          (g)   Incentive Stock Options may be granted only to Employees. If an Awardee changes status from an Employee to a Consultant, that Awardee's Incentive Stock Options become Nonstatutory Options if not exercised within the time period described in Section 7(i) (determined by treating that change in status as a Termination solely for purposes of this Section 7(g)).

          (h)   No rights under an Incentive Stock Option may be transferred by the Awardee, other than by will or the laws of descent and distribution. During the life of the Awardee, an Incentive Stock Option may be exercised only by the Awardee. The Company's compliance with a Domestic Relations Order, or the exercise of an Incentive Stock Option by a guardian or conservator appointed to act for the Awardee, shall not violate this Section 7(h).

          (i)    An Incentive Stock Option shall be treated as a Nonstatutory Option if it remains exercisable after, and is not exercised within, the three-month period beginning with the Awardee's Termination for any reason other than the Awardee's death or disability (as defined in Section 22(e) of the Code). In the case of Termination due to death, an Incentive Stock Option shall continue to be treated as an Incentive Stock Option if it remains exercisable after, and is not exercised within, the three-month period after the Awardee's Termination provided it is exercised before the Expiration Date. In the case of Termination due to disability, an Incentive Stock Option shall be treated as a Nonstatutory Option if it remains exercisable after, and is not exercised within, one year after the Awardee's Termination.

          (j)    An Incentive Stock Option may only be modified by the Board or the Committee.

8.    Stock Awards

        8.1   General.    The specific terms and conditions of a Stock Award applicable to the Awardee shall be provided for in the Award Agreement. The Award Agreement shall state the number of Shares that the Awardee shall be entitled to receive or purchase, the terms and conditions on which the Shares shall vest, the price to be paid and, if applicable, the time within which the Awardee must accept such offer. The offer shall be accepted by execution of the Award Agreement. The Administrator may require that all Shares subject to a right of repurchase or risk of forfeiture be held in escrow until such repurchase right or risk of forfeiture lapses. The grant or vesting of a Stock Award may be made contingent on the achievement of Objectively Determinable Performance Conditions.

        8.2   Right of Repurchase.    If so provided in the Award Agreement, Award Shares acquired pursuant to a Stock Award may be subject to repurchase by the Company or an Affiliate if not vested in accordance with the Award Agreement.

        8.3   Form of Payment for Stock Awards.    The Administrator shall determine the acceptable form and method of payment for exercising a Stock Award. Acceptable forms of payment for all Award Shares are cash, check or wire transfer, denominated in U.S. dollars except as specified by the Administrator for non-U.S. Employees or non-U.S. sub-plans. In addition, the Administrator may permit payment to be made by any of the methods permitted with respect to the exercise of Options pursuant to Section 6.4.

        8.4   Nonassignability of Stock Awards.    Except as determined by the Administrator, no Stock Award shall be assignable or otherwise transferable by the Awardee except by will or by the laws of descent and distribution (including without limitation Section 17). Notwithstanding anything to the contrary herein, Stock Awards may be transferred and exercised in accordance with a Domestic Relations Order.

        8.5   Substitute Stock Award.    The Board may cause the Company to grant Substitute Stock Awards in connection with the acquisition by the Company or an Affiliate of equity securities of any entity (including by merger, tender offer, or other similar transaction) or of all or a portion of the assets of any entity. Any such substitution shall be effective on the effective date of the acquisition. Unless and to the extent specified otherwise by the Board, Substitute Stock Awards shall have the same terms and conditions as the stock awards they replace, except that (subject to the provisions of Section 10) Substitute Stock Awards shall be Stock Awards to purchase Shares rather than equity securities of the granting entity and shall have a Purchase Price that, as determined by the Board in its sole and absolute discretion, properly reflects the substitution.

        8.6   Maximum Number of Stock Awards.    The maximum aggregate number of Shares that may be issued pursuant to Stock Awards under this Plan shall not exceed ten percent (10%) of the number of Shares that may be issued pursuant to this Plan under Section 3.1.

9.    Exercise of Awards

        9.1   In General.    An Award shall be exercisable in accordance with this Plan and the Award Agreement under which it is granted.

        9.2   Time of Exercise.    Options and Stock Awards shall be considered exercised when the Company receives: (a) written notice of exercise from the person entitled to exercise the Option or Stock Award, (b) full payment, or provision for payment, in a form and method approved by the Administrator, for the Shares for which the Option or Stock Award is being exercised, and (c) with respect to Nonstatutory Options, payment, or provision for payment, in a form approved by the Administrator, of all applicable withholding taxes due upon exercise. An Award may not be exercised for a fraction of a Share.

        9.3   Issuance of Award Shares.    The Company shall issue Award Shares in the name of the person properly exercising the Award. If the Awardee is that person and so requests, the Award Shares shall be issued in the name of the Awardee and the Awardee's spouse. The Company shall endeavor to issue Award Shares promptly after an Award is exercised. Until Award Shares are actually issued, as evidenced by the appropriate entry on the stock register of the Company or its transfer agent, the Awardee will not have the rights of a shareholder with respect to those Award Shares, even though the Awardee has completed all the steps necessary to exercise the Award. No adjustment shall be made for any dividend, distribution, or other right for which the record date precedes the date the Award Shares are issued, except as provided in Section 10.

        9.4   Termination.

          (a)   In General. Except as provided in an Award Agreement or in writing by the Administrator, and as otherwise provided in Sections 9.4(b), (c), (d) and (e) after an Awardee's Termination, the Awardee's Awards shall be exercisable to the extent (but only to the extent) they are vested on the date of that Termination and only during the three months after the Termination, but in no event after the Expiration Date. To the extent the Awardee does not exercise an Award within the time specified for exercise, the Award shall automatically terminate.

          (b)   Leaves of Absence. Unless otherwise provided in the Award Agreement or in writing by the Administrator, no Award may be exercised more than three months after the beginning of a leave of absence, other than a personal or medical leave approved by an authorized representative of the Company with employment guaranteed upon return. Awards shall not continue to vest during a leave of absence, unless otherwise determined in writing by the Administrator with respect to an approved personal or medical leave with employment guaranteed upon return.

          (c)   Death or Disability. Unless otherwise provided in the Award Agreement or in writing by the Administrator, if an Awardee's Termination is due to death or disability (as determined by the

  Administrator with respect to all Awards other than Incentive Stock Options and as defined by Section 22(e) of the Code with respect to Incentive Stock Options), all Awards of that Awardee to the extent exercisable at the date of that Termination may be exercised for one year after that Termination, but in no event after the Expiration Date. In the case of Termination due to death, an Award may be exercised as provided in Section 17. In the case of Termination due to disability, if a guardian or conservator has been appointed to act for the Awardee and been granted this authority as part of that appointment, that guardian or conservator may exercise the Award on behalf of the Awardee. Death or disability occurring after an Awardee's Termination shall not cause the Termination to be treated as having occurred due to death or disability. To the extent an Award is not so exercised within the time specified for its exercise, the Award shall automatically terminate.

          (d)   Divestiture. If an Awardee's Termination is due to a Divestiture, the Board may take any one or more of the actions described in Section 10.3 or 10.4 with respect to the Awardee's Awards.

          (e)   Termination for Cause. In the discretion of the Administrator, which may be exercised on the date of grant, or at a date later in time, if an Awardee's Termination is due to Cause, all of the Awardee's Awards shall automatically terminate and cease to be exercisable at the time of Termination. "Cause" means employment-related dishonesty, fraud, misconduct or disclosure or misuse of confidential information, or other employment-related conduct that is likely to cause significant injury to the Company, an Affiliate, or any of their respective employees, officers or directors (including, without limitation, commission of a felony or similar offense whether or not employment-related), in each case as determined by the Administrator. "Cause" shall not require that a civil judgment or criminal conviction have been entered against or guilty plea shall have been made by the Awardee regarding any of the matters referred to in the previous sentence. Accordingly, the Administrator shall be entitled to determine "Cause" based on the Administrator's good faith belief. If the Awardee is criminally charged with a felony or similar offense, that shall be a sufficient, but not a necessary, basis for such a belief.

          (f)    Administrator Discretion. Notwithstanding the provisions of Section 9.4 (a)-(e), the Administrator shall have complete discretion, exercisable either at the time an Award is granted or at any time while the Award remains outstanding, to:

            (i)    Extend the period of time for which the Award is to remain exercisable, following the Awardee's Termination, from the limited exercise period otherwise in effect for that Award to such greater period of time as the Administrator shall deem appropriate, but in no event beyond the Expiration Date; and/or

            (ii)   Permit the Award to be exercised, during the applicable post-Termination exercise period, not only with respect to the number of vested Shares for which such Award may be exercisable at the time of the Awardee's Termination but also with respect to one or more additional installments in which the Awardee would have vested had the Awardee not been subject to Termination.

          (g)   Consulting or Employment Relationship. Nothing in this Plan or in any Award Agreement, and no Award or the fact that Award Shares remain subject to repurchase rights, shall: (A) interfere with or limit the right of the Company or any Affiliate to terminate the employment or consultancy of any Awardee at any time, whether with or without cause or reason, and with or without the payment of severance or any other compensation or payment, (B) interfere with the application of any provision in any of the Company's or any Affiliate's charter documents or Applicable Law relating to the election, appointment, term of office, or removal of a Director or (C) interfere with the Company's right to terminate any consultancy.

10.    Certain Transactions and Events

        10.1   In General.    Except as provided in this Section 10, no change in the capital structure of the Company, merger, sale or other disposition of assets or a subsidiary, change in control, issuance by the Company of shares of any class of securities or securities convertible into shares of any class of securities, exchange or conversion of securities, or other transaction or event shall require or be the occasion for any adjustments of the type described in this Section 10. Additional provisions with respect to the foregoing transactions are set forth in Section 14.3.

        10.2   Changes in Capital Structure.    In the event of any stock split, reverse stock split, recapitalization, combination or reclassification of stock, stock dividend, spin-off, or similar change to the capital structure of the Company (not including a Fundamental Transaction or Change in Control), the Board shall make whatever adjustments it concludes are appropriate to: (a) the number and type of Awards that may be granted under this Plan, (b) the number and type of Options that may be granted to any participant under this Plan, (c) the Purchase Price and number and class of securities issuable under each outstanding Stock Award, (d) the Option Price and number and class of securities issuable under each outstanding Option, and (e) the repurchase price of any securities substituted for Award Shares that are subject to repurchase rights. The specific adjustments shall be determined by the Board. Unless the Board specifies otherwise, any securities issuable as a result of any such adjustment shall be rounded down to the next lower whole security. The Board need not adopt the same rules for each Award or each Awardee.

        10.3   Fundamental Transactions.    Except for grants to Non-Employee Directors pursuant to Section 11, in the event of (a) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption shall be binding on all participants under this Plan), (b) a merger in which the Company is the surviving corporation but after which the shareholders of the Company immediately prior to such merger (other than any shareholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (c) the sale of all or substantially all of the assets of the Company, or (d) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction (each, a "Fundamental Transaction"), any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement shall be binding on all participants under this Plan. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to participants as was provided to the Company's shareholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares held by participants, substantially similar shares or other property subject to repurchase restrictions no less favorable to the participants. In the event such successor corporation (if any) does not assume or substitute Awards, as provided above, pursuant to a transaction described in this Section 10.3, the vesting with respect to such Awards shall fully and immediately accelerate or the repurchase rights of the Company shall fully and immediately terminate, as the case may be, so that the Awards may be exercised or the repurchase rights shall terminate before, or otherwise in connection with the closing or completion of the Fundamental Transaction or event, but then terminate. Notwithstanding anything in this Plan to the contrary, the Board may, in its sole discretion, provide that the vesting of any or all Award Shares subject to vesting or a right of repurchase shall accelerate or lapse, as the case may be, upon a transaction described in this Section 10.3. If the Board exercises such discretion with respect to Options, such Options shall become exercisable in full prior to the consummation of such event at such time and on such conditions as the Board determines, and if such Options are not exercised prior to the consummation of the Fundamental Transaction, they shall terminate at such time as determined by the Board. The Board need not adopt the same rules for each Award or each Awardee. Subject to any greater rights granted to participants under the foregoing provisions of this Section 10.3, in the event of the occurrence of any Fundamental Transaction, any outstanding Awards shall be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

        10.4   Changes in Control.    The Board may also, but need not, specify that other transactions or events constitute a "Change in Control". The Board may do that either before or after the transaction or event occurs. Examples of transactions or events that the Board may treat as Changes in Control are: (a) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the Exchange Act, acquires securities holding 50% or more of the total combined voting power or value of the Company, or (b) as a result of or in connection with a contested election of Company Directors, the persons who were Company Directors immediately before the election cease to constitute a majority of the Board. In connection with a Change in Control, notwithstanding any other provision of this Plan, the Board may, but need not, take any one or more of the actions described in Section 10.3. In addition, the Board may extend the date for the exercise of Awards (but not beyond their original Expiration Date). The Board need not adopt the same rules for each Award or each Awardee.

        10.5   Divestiture.    If the Company or an Affiliate sells or otherwise transfers equity securities of an Affiliate to a person or entity other than the Company or an Affiliate, or leases, exchanges or transfers all or any portion of its assets to such a person or entity, then the Board may specify that such transaction or event constitutes a "Divestiture". In connection with a Divestiture, notwithstanding any other provision of this Plan, the Board may, but need not, take one or more of the actions described in Section 10.3 or 10.4 with respect to Awards or Award Shares held by, for example, Employees, Directors or Consultants for whom that transaction or event results in a Termination. The Board need not adopt the same rules for each Award or each Awardee.

        10.6   Dissolution.    If the Company adopts a plan of dissolution, the Board may cause Awards to be fully vested and exercisable (but not after their Expiration Date) before the dissolution is completed but contingent on its completion and may cause the Company's repurchase rights on Award Shares to lapse upon completion of the dissolution. The Board need not adopt the same rules for each Award or each Awardee. However, to the extent not exercised before the earlier of the completion of the dissolution, Awards shall terminate immediately prior to the dissolution.

11.    Automatic Option Grants to Non-Employee Directors

        11.1   Automatic Option Grants to Non-Employee Directors.

          (a)   Annual Grant. On the date of the last regular meeting of directors during each calendar year each individual who is serving as a Non-Employee Director shall automatically be granted a Nonstatutory Option to purchase 10,000 Shares (the "Annual Grant"), provided, however, that such individual has served as a Non-Employee Director for at least six months.

          (b)   Initial Grant. Upon the first appointment or election of an individual as a Non-Employee Director, such individual shall automatically be granted a Nonstatutory Option to purchase 15,000 Shares (the "Initial Grant").

          (c)   Exercise Price.

            (i)    The Option Price shall be equal to one hundred percent (100%) of the Fair Market Value of the Shares on the Option grant date.

            (ii)   The Option Price shall be payable in one or more of the alternative forms authorized pursuant to Section 6.4. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the Option Price must be made on the date of exercise.

          (d)   Option Term. Each Option shall have a term of ten (10) years measured from the Option grant date.

          (e)   Exercise and Vesting of Options. The Shares underlying each Option issued pursuant to each Initial Grant shall vest and be exercisable in a series of forty-eight (48) successive equal monthly installments at the end of each full month from the date of grant, for so long as the Non-Employee Director continuously remains a Director. The Shares underlying each Option issued pursuant to each Annual Grant shall vest and be exercisable in a series of twelve (12) successive equal monthly installments at the end of each full month from the date of grant, for so long as the Non-Employee Director continuously remains a Director.

          (f)    Termination of Board Service. The following provisions shall govern the exercise of any Options held by the Awardee at the time the Awardee ceases to serve as a Non-Employee Director:

            (i)    In General. Except as otherwise provided in Section 11.3, after cessation of service as a Director (the "Cessation Date"), the Awardee's Options shall be exercisable to the extent (but only to the extent) they are vested on the Cessation Date and only during the three months after such Cessation Date, but in no event after the Expiration Date. To the extent the Awardee does not exercise an Option within the time specified for exercise, the Option shall automatically terminate.

            (ii)   Death or Disability. If an Awardee's cessation of service on the Board is due to death or disability (as determined by the Board), all Non-Employee Director Options of that Awardee, whether or not exercisable upon such Cessation Date, may be exercised at any time on or prior to the Expiration Date. In the case of a cessation of service due to death, an Option may be exercised as provided in Section 17. In the case of a cessation of service due to disability, if a guardian or conservator has been appointed to act for the Awardee and been granted this authority as part of that appointment, that guardian or conservator may exercise the Option on behalf of the Awardee. Death or disability occurring after an Awardee's cessation of service shall not cause the cessation of service to be treated as having occurred due to death or disability. To the extent an Option is not so exercised within the time specified for its exercise, the Option shall automatically terminate.

        11.2   Certain Transactions and Events.

          (a)   In the event of a Fundamental Transaction while the Awardee remains a Non-Employee Director, the Shares at the time subject to each outstanding Option held by such Awardee pursuant to Section 11, but not otherwise vested, shall automatically vest in full so that each such Option shall, immediately prior to the effective date of the Fundamental Transaction, become exercisable for all the Shares as fully vested Shares and may be exercised for any or all of those vested Shares. Immediately following the consummation of the Fundamental Transaction, each Option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or Affiliate thereof).

          (b)   In the event of a Change in Control while the Awardee remains a Non-Employee Director, the Shares at the time subject to each outstanding Option held by such Awardee pursuant to Section 11, but not otherwise vested, shall automatically vest in full so that each such Option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the Shares as fully vested Shares and may be exercised for any or all of those vested Shares. Each such Option shall remain exercisable for such fully vested Shares until the expiration or sooner termination of the Option term in connection with a Change in Control.

          (c)   Each Option which is assumed in connection with a Fundamental Transaction shall be appropriately adjusted, immediately after such Fundamental Transaction, to apply to the number and class of securities which would have been issuable to the Awardee in consummation of such Fundamental Transaction had the Option been exercised immediately prior to such Fundamental

  Transaction. Appropriate adjustments shall also be made to the Option Price payable per share under each outstanding Option, provided the aggregate Option Price payable for such securities shall remain the same.

          (d)   The grant of Options pursuant to Section 11 shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

          (e)   The remaining terms of each Option granted pursuant to Section 11 shall, as applicable, be the same as terms in effect for Awards granted under this Plan. Notwithstanding the foregoing, the provisions of Section 9.4 and Section 10 shall not apply to Options granted pursuant to Section 11.

        11.3   Limited Transferability of Options.    Each Option granted pursuant to Section 11 may be assigned in whole or in part during the Awardee's lifetime to one or more members of the Awardee's family or to a trust established exclusively for one or more such family members or to an entity in which the Awardee is majority owner or to the Awardee's former spouse, to the extent such assignment is in connection with the Awardee's estate or financial plan or pursuant to a Domestic Relations Order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Administrator may deem appropriate. The Awardee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding Options under Section 11, and those Options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Awardee's death while holding those Options. Such beneficiary or beneficiaries shall take the transferred Options subject to all the terms and conditions of the applicable Award Agreement evidencing each such transferred Option, including without limitation, the limited time period during which the Option may be exercised following the Awardee's death.

12.    Withholding and Tax Reporting

        12.1   Tax Withholding Alternatives.

          (a)   General. Whenever Award Shares are issued or become free of restrictions, the Company may require the Awardee to remit to the Company an amount sufficient to satisfy any applicable tax withholding requirement, whether the related tax is imposed on the Awardee or the Company. The Company shall have no obligation to deliver Award Shares or release Award Shares from an escrow or permit a transfer of Award Shares until the Awardee has satisfied those tax withholding obligations.

          (b)   Method of Payment. The Awardee shall pay any required withholding using the forms of consideration described in Section 6.4(b), except that, in the discretion of the Administrator, the Company may also permit the Awardee to use any of the forms of payment described in Section 6.4(c). The Administrator, in its sole discretion, may also permit Award Shares to be withheld to pay required withholding. If the Administrator permits Award Shares to be withheld, the Fair Market Value of the Award Shares withheld, as determined as of the date of withholding, shall not exceed the amount determined by the applicable minimum statutory withholding rates.

        12.2   Reporting of Dispositions.    Any holder of Option Shares acquired under an Incentive Stock Option shall promptly notify the Administrator, following such procedures as the Administrator may require, of the sale or other disposition of any of those Option Shares if the disposition occurs during: (a) the longer of two years after the Grant Date of the Incentive Stock Option and one year after the date the Incentive Stock Option was exercised, or (b) such other period as the Administrator has established.

13.    Compliance with Law

        The grant of Awards and the issuance and subsequent transfer of Award Shares shall be subject to compliance with all Applicable Law, including all applicable securities laws. Awards may not be exercised, and Award Shares may not be transferred, in violation of Applicable Law. Thus, for example, Awards may not be exercised unless: (a) a registration statement under the Securities Act is then in effect with respect to the related Award Shares, or (b) in the opinion of legal counsel to the Company, those Award Shares may be issued in accordance with an applicable exemption from the registration requirements of the Securities Act and any other applicable securities laws. The failure or inability of the Company to obtain from any regulatory body the authority considered by the Company's legal counsel to be necessary or useful for the lawful issuance of any Award Shares or their subsequent transfer shall relieve the Company of any liability for failing to issue those Award Shares or permitting their transfer. As a condition to the exercise of any Award or the transfer of any Award Shares, the Company may require the Awardee to satisfy any requirements or qualifications that may be necessary or appropriate to comply with or evidence compliance with any Applicable Law.

14.    Amendment or Termination of this Plan or Outstanding Awards

        14.1   Amendment and Termination.    Subject to Section 14.2 and 14.3, the Board may at any time amend, suspend, or terminate this Plan.

        14.2   Shareholder Approval.    The Company shall obtain the approval of the Company's shareholders for any amendment to this Plan if shareholder approval is necessary or desirable to comply with any Applicable Law or with the requirements applicable to the grant of Awards intended to be Incentive Stock Options. The Board may also, but need not, require that the Company's shareholders approve any other amendments to this Plan.

        14.3   Effect.    No amendment, suspension, or termination of this Plan, and no modification of any Award even in the absence of an amendment, suspension, or termination of this Plan, shall impair any existing contractual rights of any Awardee unless the affected Awardee consents to the amendment, suspension, termination, or modification. However, no such consent shall be required if the Board determines, in its sole and absolute discretion, that the amendment, suspension, termination, or modification: (a) is required or advisable in order for the Company, this Plan or the Award to satisfy Applicable Law, to meet the requirements of any accounting standard or to avoid any adverse accounting treatment, or (b) in connection with any transaction or event described in Section 10, is in the best interests of the Company or its shareholders. The Board may, but need not, take the tax or accounting consequences to affected Awardees into consideration in acting under the preceding sentence. Those decisions shall be final, binding and conclusive. Termination of this Plan shall not affect the Administrator's ability to exercise the powers granted to it under this Plan with respect to (i) Awards granted before the termination of this Plan or (ii) Award Shares issued under such Awards even if those Award Shares are issued after the termination of this Plan.

15.    Reserved Rights

        15.1   Nonexclusivity of this Plan.    This Plan shall not limit the power of the Company or any Affiliate to adopt other incentive arrangements including, for example, the grant or issuance of stock options, stock, or other equity-based rights under other plans.

        15.2   Unfunded Plan.    This Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Awardees, any such accounts will be used merely as a convenience. The Company shall not be required to segregate any assets on account of this Plan, the grant of Awards, or the issuance of Award Shares. The Company and the Administrator shall not be deemed to be a trustee of stock or cash to be awarded under this Plan. Any obligations of the Company to any Awardee shall be based solely upon contracts entered into under this Plan, such as Award Agreements. No such obligations shall be deemed to be secured by any pledge or other encumbrance on any assets of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any such obligations.

16.    Special Arrangements Regarding Award Shares

        16.1   Escrow of Stock Certificates.    To enforce any restrictions on Award Shares, the Administrator may require their holder to deposit the certificates representing Award Shares, with stock powers or other transfer instruments approved by the Administrator endorsed in blank, with the Company or an agent of the Company to hold in escrow until the restrictions have lapsed or terminated. The Administrator may also cause a legend or legends referencing the restrictions to be placed on the certificates. Any Awardee who delivers a promissory note as partial or full consideration for the purchase of Award Shares will be required to pledge and deposit with the Company some or all of the Award Shares as collateral to secure the payment of the note. However, the Administrator may require or accept other or additional forms of collateral to secure the note and, in any event, the Company will have full recourse against the maker of the note, notwithstanding any pledge or other collateral.

        16.2   Repurchase Rights.

          (a)   General. If an Option is subject to Reverse Vesting or a Stock Award is subject to vesting conditions, the Company shall have the right, during the seven months after the Awardee's Termination, to repurchase any or all of the Award Shares that were unvested as of the date of that Termination. If the Award Shares were purchased with a promissory note, the repurchase price shall be the lower of: (a) the Purchase Price for the Award Shares (minus the amount of any cash dividends paid or payable with respect to the Award Shares for which the record date precedes the repurchase) and (b) the Fair Market Value at the date of Termination. In all other cases, the repurchase price shall be determined by the Administrator in accordance with this Section 16.2 which shall be either (i) the Purchase Price for the Award Shares (minus the amount of any cash dividends paid or payable with respect to the Award Shares for which the record date precedes the repurchase) or (ii) the lower of (A) the Option Price or Purchase Price for the Award Shares or (B) the Fair Market Value of those Award Shares as of the date of the Termination. The repurchase price shall be paid in cash or if the Award Shares were purchased in whole or in part with a promissory note, cancellation in whole or in part of indebtedness under that note, or a combination of those means. The Company may assign this right of repurchase.

          (b)   Procedure. The Company or its assignee may choose to give the Awardee a written notice of exercise of its repurchase rights under this Section 16.2. However, the Company's failure to give such a notice shall not affect its rights to repurchase Award Shares. The Company must, however, tender the repurchase price during the period specified in this Section 16.2 for exercising its repurchase rights in order to exercise such rights.

        16.3   Market Standoff.    If requested by the Company or a representative of its underwriters in connection with a registration of any securities of the Company under the Securities Act, Awardees or certain Awardees shall be prohibited from selling some or all of their Award Shares during a period not to exceed 180 days after the effective date of the Company's registration statement. This restriction shall not apply to any registration statement on Form S-8, Form S-4 or an equivalent registration statement.

17.    Beneficiaries

        An Awardee may file a written designation of one or more beneficiaries who are to receive the Awardee's rights under the Awardee's Awards after the Awardee's death. Such designation shall be accompanied by a signed acknowledgment from the Awardee's spouse, if any, consenting to such designation. An Awardee may change such a designation at any time by written notice. If an Awardee designates a beneficiary, the beneficiary may exercise the Awardee's Awards after the Awardee's death. If an Awardee dies when the Awardee has no living beneficiary designated under this Plan, the Company shall allow the executor or administrator of the Awardee's estate to exercise the Award or, if there is none, the person entitled to exercise the Option under the Awardee's will or the laws of descent and distribution. In any case, no Award may be exercised after its Expiration Date.

18.    Miscellaneous

        18.1   Governing Law.    This Plan, the Award Agreements and all other agreements entered into under this Plan, and all actions taken under this Plan or in connection with Awards or Award Shares, shall be governed by the laws of the State of California.

        18.2   Determination of Value.    Fair Market Value shall be determined as follows:

          (a)   Listed Stock. If the Shares are traded on any established stock exchange or quoted on a national market system, Fair Market Value shall be the closing sales price for the Shares as quoted on that stock exchange or system for the date the value is to be determined (the "Value Date") as reported by such stock exchange or national market system, or, if not reported by such stock exchange or national market system, as reported in The Wall Street Journal or a similar publication. If no sales are reported as having occurred on the Value Date, Fair Market Value shall be that closing sales price for the last preceding trading day on which sales of Shares are reported as having occurred. If no sales are reported as having occurred during the five trading days before the Value Date, Fair Market Value shall be the closing bid for Shares on the Value Date. If Shares are listed on multiple exchanges or systems, Fair Market Value shall be based on sales or bid prices on the primary exchange or system on which Shares are traded or quoted.

          (b)   Stock Quoted by Securities Dealer. If Shares are regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, Fair Market Value shall be the mean between the high bid and low asked prices on the Value Date. If no prices are quoted for the Value Date, Fair Market Value shall be the mean between the high bid and low asked prices on the last preceding trading day on which any bid and asked prices were quoted.

          (c)   No Established Market. If Shares are not traded on any established stock exchange or quoted on a national market system and are not quoted by a recognized securities dealer, the Board or Committee will determine Fair Market Value in good faith. The Board or Committee will consider the following factors, and any others it considers significant, in determining Fair Market Value: (i) the price at which other securities of the Company have been issued to purchasers other than Employees, Directors, or Consultants, (ii) the Company's shareholder's equity, prospective earning power, dividend-paying capacity, and non-operating assets, if any, and (iii) any other relevant factors, including the economic outlook for the Company and the Company's industry, the Company's position in that industry, the Company's goodwill and other intellectual property, and the values of securities of other businesses in the same industry.

        18.3   Reservation of Shares.    During the term of this Plan, the Company shall at all times reserve and keep available such number of Shares as are still issuable under this Plan.

        18.4   Electronic Communications.    Any Award Agreement, notice of exercise of an Award, or other document required or permitted by this Plan may be delivered in writing or, to the extent determined by the Administrator, electronically. Signatures may also be electronic if permitted by the Administrator.

        18.5   Notices.    Unless the Administrator specifies otherwise, any notice to the Company under any Award Agreement or with respect to any Awards or Award Shares shall be in writing (or, if so authorized by Section 18.4, communicated electronically), shall be addressed to the Company, and shall only be effective when received by the Company.

Adopted by the Board on: March 19, 2004

Approved by the shareholders on:

Effective date of this Plan:

2004 EMPLOYEE STOCK PURCHASE PLAN
OF
DEPOMED, INC.

i

DEPOMED, INC.
2004 EMPLOYEE STOCK PURCHASE PLAN

1.    Establishment of Plan.

        Depomed, Inc. (the "Company") proposes to grant options for purchase of the Company's Common Stock (the "Common Stock") to eligible employees of the Company and its Participating Subsidiaries (as hereinafter defined) pursuant to this 2004 Employee Stock Purchase Plan (this "Plan"). For the purposes of this Plan, "Parent Corporation" and "Subsidiary" shall have the same meanings as "parent corporation" and "subsidiary corporation" in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). "Participating Subsidiaries" are Parent Corporations or Subsidiaries that the Board of Directors of the Company (the "Board") designates from time to time as corporations that shall participate in this Plan. The Company intends this Plan to qualify as an "employee stock purchase plan" under Section 423 of the Code (including any amendments to or replacements of such Section), and this Plan shall be so construed. Any term not expressly defined in this Plan but defined for purposes of Section 423 of the Code shall have the same definition herein.

2.    Number of Shares.

        The total number of shares of Common Stock reserved and available for issuance pursuant to this Plan shall be 500,000 (the "Share Limit"), subject to adjustments effected in accordance with Section 15 of this Plan. Shares issued under this Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares reacquired in private transactions or open market purchases, but all shares issued under this Plan shall be counted against the Share Limit.

3.    Purpose.

        The purpose of this Plan is to provide eligible employees of the Company and Participating Subsidiaries with a convenient means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees' sense of participation in the affairs of the Company and Participating Subsidiaries, and to provide an incentive for continued employment. For the purposes of this Plan, "employee" shall mean any individual who is an employee of the Company or a Participating Subsidiary. Whether an individual qualifies as an employee shall be determined by the Committee (as hereinafter defined), in its sole discretion. The Committee shall be guided by the provisions of Treasury Regulation Section 1.421-7 and Section 3401(c) of the Code and the Treasury Regulations thereunder, with the intent that the Plan cover all "employees" within the meaning of those provisions other than those who are not eligible to participate in the Plan, provided, however, that any determinations regarding whether an individual is an "employee" shall be prospective only, unless otherwise determined by the Committee. Unless the Committee makes a contrary determination, the employees of the Company shall, for all purposes of this Plan, be those individuals who are carried as employees of the Company or a Participating Subsidiary for regular payroll purposes or are on a leave of absence for not more than 90 days. Any inquiries regarding eligibility to participate in the Plan shall be directed to the Committee, whose decision shall be final.

4.    Administration.

        This Plan shall be administered by the Compensation Committee of the Board (the "Committee"). Subject to the provisions of this Plan and the limitations of Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of this Plan shall be determined by the Committee and its decisions shall be final and binding upon all participants. Members of the Committee shall receive no compensation for their services in connection with the administration of this Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of this Plan shall be paid by the Company.

5.    Eligibility.

        Any employee of the Company or the Participating Subsidiaries is eligible to participate in an Offering Period (as hereinafter defined) under this Plan except the following:

          (a)   employees who are not employed by the Company or a Participating Subsidiary prior to the beginning of such Offering Period or prior to such other time period as specified by the Committee;

          (b)   employees who are customarily employed for twenty (20) hours or less per week;

          (c)   employees who are customarily employed for five (5) months or less in a calendar year;

          (d)   employees who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Participating Subsidiaries or who, as a result of being granted an option under this Plan with respect to such Offering Period, would own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Participating Subsidiaries;

          (e)   individuals who provide services to the Company or any of its Participating Subsidiaries as independent contractors who are reclassified as common law employees for any reason except for federal income and employment tax purposes; and

          (f)    employees who reside in countries for whom such employees' participation in the Plan would result in a violation under any corporate or securities laws of such country of residence.

6.    Offering Dates.

        The offering periods of this Plan (each, an "Offering Period") shall be of twenty-four (24) months duration commencing on December 1 and June 1 of each year (or at such time or times as may be determined by the Committee). Each Offering Period shall consist of four (4) six month purchase periods (individually, a "Purchase Period") during which payroll deductions of the participants are accumulated under this Plan. The first business day of each Offering Period is referred to as the "Offering Date." The last business day of each Purchase Period is referred to as the "Purchase Date." The Committee shall have the power to change the Offering Dates, the Purchase Dates and the duration of Offering Periods or Purchase Periods without shareholder approval if such change is announced prior to the relevant Offering Period or prior to such other time period as specified by the Committee.

7.    Participation in this Plan.

        Eligible employees may become participants in an Offering Period under this Plan on the Offering Date, after satisfying the eligibility requirements, by delivering a subscription agreement to the Company prior to such Offering Date, or such other time period as specified by the Committee. An eligible employee who does not deliver a subscription agreement to the Company after becoming eligible to participate in an Offering Period shall not participate in that Offering Period or any subsequent Offering Period unless such employee enrolls in this Plan by filing a subscription agreement with the Company prior to such Offering Period, or such other time period as specified by the Committee. Once an employee becomes a participant in an Offering Period by filing a subscription agreement, such employee shall automatically participate in the Offering Period commencing immediately following the last day of the prior Offering Period unless the employee withdraws or is deemed to withdraw from this Plan or terminates further participation in the Offering Period as set forth in Section 12 below. Such participant is not required to file any additional subscription agreement in order to continue participation in this Plan.

8.    Grant of Option on Enrollment.

        Enrollment by an eligible employee in this Plan with respect to an Offering Period shall constitute the grant (as of the Offering Date) by the Company to such employee of an option to purchase on the Purchase Date up to that number of shares of Common Stock determined by a fraction, the numerator of which is the amount accumulated in such employee's payroll deduction account during such Purchase Period and the denominator of which is the lower of (i) eighty-five percent (85%) of the fair market value of a share of Common Stock on the Offering Date (but in no event less than the par value of a share of Common Stock), or (ii) eighty-five percent (85%) of the fair market value of a share of Common Stock on the Purchase Date (but in no event less than the par value of a share of Common Stock), provided, however, that the number of shares of Common Stock subject to any option granted pursuant to this Plan shall not exceed the lesser of (x) the maximum number of shares set by the Committee pursuant to Section 11(c) below with respect to the applicable Purchase Date, or (y) the maximum number of shares which may be purchased pursuant to Section 11(b) below with respect to the applicable Purchase Date. The fair market value of a share of Common Stock shall be determined as provided in Section 9 below.

9.    Purchase Price.

        The purchase price per share at which a share of Common Stock shall be sold in any Offering Period shall be eighty-five percent (85%) of the lesser of:

          (a)   the fair market value on the Offering Date; or

          (b)   the fair market value on the Purchase Date.

        For the purposes of this Plan, the term "fair market value" means, as of any date, the value of a share of the Common Stock determined as follows:

          (a)   If the Common Stock is traded on any established stock exchange or quoted on a national market system, fair market value shall be the closing sales price for the Common Stock as quoted on that stock exchange or system for the date the value is to be determined (the "Value Date") as reported by such stock exchange or national market system, or, if not reported by such stock exchange or national market system, as reported in The Wall Street Journal or a similar publication. If no sales are reported as having occurred on the Value Date, fair market value shall be that closing sales price for the last preceding trading day on which sales of Common Stock are reported as having occurred. If no sales are reported as having occurred during the five trading days before the Value Date, Fair Market Value shall be the closing bid for Common Stock on the Value Date. If the Common Stock is listed on multiple exchanges or systems, fair market value shall be based on sales or bid prices on the primary exchange or system on which the Common Stock is traded or quoted;

          (b)   If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, fair market value shall be the mean between the high bid and low asked prices on the Value Date. If no prices are quoted for the Value Date, fair market value shall be the mean between the high bid and low asked prices on the last preceding trading day on which any bid and asked prices were quoted; or

          (c)   If the Common Stock is not traded on any established stock exchange or quoted on a national market system and are not quoted by a recognized securities dealer, the Board or Committee will determine fair market value in good faith. The Board or Committee will consider the following factors, and any others it considers significant, in determining fair market value: (i) the price at which other securities of the Company have been issued to purchasers other than employees, directors, or consultants, (ii) the Company's shareholder's equity, prospective earning power, dividend-paying capacity, and non-operating assets, if any, and (iii) any other relevant factors, including the economic outlook for the Company and the Company's industry, the Company's position in that industry, the Company's goodwill and other intellectual property, and the values of securities of other businesses in the same industry.

10.    Payment of Purchase Price; Changes in Payroll Deductions; Issuance of Shares.

          (a)   The purchase price of the shares is accumulated by regular payroll deductions made during each Offering Period. The deductions are made as a percentage of the participant's compensation in one percent (1%) increments, not less than one percent (1%), nor greater than fifteen percent (15%), or such lower limit set by the Committee. Compensation shall mean all regular straight-time gross earnings, and shall not include payments for overtime, shift premium, incentive compensation or payments, bonuses, commissions or other compensation. Payroll deductions shall commence on the first payday of the Offering Period and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in this Plan.

          (b)   A participant may increase or decrease the rate of payroll deductions during an Offering Period by filing with the Company a new authorization for payroll deductions, in which case the new rate shall become effective for the next payroll period commencing after the Company's timely receipt of the authorization and shall continue for the remainder of the Offering Period unless changed as described below. Such change in the rate of payroll deductions may be made at any time during an Offering Period, but not more than one (1) change may be made effective during any Purchase Period. A participant may increase or decrease the rate of payroll deductions for any subsequent Offering Period by filing with the Company a new authorization for payroll deductions prior to the beginning of such Offering Period, or such other time period as specified by the Committee.

          (c)   A participant may reduce his or her payroll deduction percentage to zero during an Offering Period by filing with the Company a request for cessation of payroll deductions. Such reduction shall be effective beginning with the next payroll period after the Company's timely receipt of the request and no further payroll deductions shall be made for the duration of the Offering Period. Payroll deductions credited to the participant's account prior to the effective date of the request shall be used to purchase shares of Common Stock of the Company in accordance with Section (e) below. A participant may not resume making payroll deductions during the Offering Period in which he or she reduced his or her payroll deductions to zero.

          (d)   All payroll deductions made for a participant are credited to his or her account under this Plan and are deposited with the general funds of the Company. No interest accrues on the payroll deductions. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

          (e)   On each Purchase Date, for so long as this Plan remains in effect and provided that the participant has not submitted a signed and completed withdrawal form before that date, which notifies the Company that the participant wishes to withdraw from that Offering Period under this Plan and have all payroll deductions accumulated in the account maintained on behalf of the participant, as of that date returned to the participant, the Company shall apply the funds then in the participant's account to the purchase of whole shares of Common Stock reserved under the option granted to such participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The purchase price per share shall be as specified in Section 9 of this Plan. Any cash remaining in a participant's account after such purchase of shares shall be refunded to such participant in cash, without interest, provided, however, that any amount remaining in such participant's account on a Purchase Date which is less than the amount necessary to purchase a full share of Common Stock shall be carried forward, without interest, into the next Purchase Period or Offering Period, as the case may be. In the event that this Plan has been oversubscribed, all funds not used to purchase shares on the Purchase Date shall be returned to the participant, without interest. No Common Stock shall be purchased on a Purchase Date on behalf of any employee whose participation in this Plan has terminated prior to such Purchase Date.

          (f)    As soon as practicable after the Purchase Date, the Company shall issue shares for the participant's benefit representing the shares purchased upon exercise of his or her option.

          (g)   During a participant's lifetime, his or her option to purchase shares hereunder is exercisable only by him or her. The participant shall have no interest or voting rights in shares covered by his or her option until such option has been exercised.

11.    Limitations on Shares to be Purchased.

          (a)   No participant shall be entitled to purchase stock under this Plan at a rate which, when aggregated with his or her rights to purchase stock under all other employee stock purchase plans of the Company or any Subsidiary, exceeds $25,000 in fair market value, determined as of the Offering Date (or such other limit as may be imposed by the Code) for each calendar year in which the employee participates in this Plan. The Company shall automatically suspend the payroll deductions of any participant as necessary to enforce such limit provided that when the Company automatically resumes such payroll deductions, the Company must apply the rate in effect immediately prior to such suspension.

          (b)   No participant shall be entitled to purchase more than 3,000 shares of Common Stock (the "Maximum Share Amount") on any single Purchase Date. Prior to the commencement of any Offering Period or prior to such time period as specified by the Committee, the Committee may, in its sole discretion, set a new Maximum Share Amount. If a new Maximum Share Amount is set, then all participants must be notified of such Maximum Share Amount prior to the commencement of the next Offering Period. The Maximum Share Amount shall continue to apply with respect to all succeeding Purchase Dates and Offering Periods unless revised by the Committee as set forth above.

          (c)   If the number of shares to be purchased on a Purchase Date by all employees participating in this Plan exceeds the number of shares then available for issuance under this Plan, then the Company shall make a pro rata allocation of the remaining shares in as uniform a manner as shall be reasonably practicable or as the Committee shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares to be purchased under a participant's option to each participant affected.

          (d)   Any payroll deductions accumulated in a participant's account which are not used to purchase stock due to the limitations in this Section 11 shall be returned to the participant as soon as practicable after the end of the applicable Purchase Period, without interest.

12.    Withdrawal.

          (a)   Each participant may withdraw from an Offering Period under this Plan by signing and delivering to the Company a written notice to that effect on a form provided for such purpose. Such withdrawal may be elected at any time prior to the end of an Offering Period, or such other time period as specified by the Committee.

          (b)   Upon withdrawal from this Plan, the accumulated payroll deductions shall be returned to the withdrawn participant, without interest, and his or her interest in this Plan shall terminate. In the event a participant voluntarily elects to withdraw from this Plan, he or she may not resume his or her participation in this Plan during the same Offering Period, but he or she may participate in any Offering Period under this Plan which commences on a date subsequent to such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth in Section 7 above for initial participation in this Plan.

          (c)   If the fair market value on the first day of the current Offering Period in which a participant is enrolled is higher than the fair market value on the first day of any subsequent Offering Period, the Company shall automatically enroll such participant in the subsequent Offering Period. Any funds accumulated in a participant's account prior to the first day of such subsequent Offering Period shall be applied to the purchase of shares on the Purchase Date immediately prior to the first day of such subsequent Offering Period, if any.

13.    Termination of Employment.

        Termination of a participant's employment for any reason, including retirement, death or the failure of a participant to remain an eligible employee of the Company or of a Participating Subsidiary, shall immediately terminate his or her participation in this Plan. In such event, the payroll deductions credited to the participant's account shall be returned to him or her or, in the case of his or her death, to his or her legal representative, without interest. For purposes of this Section 13, an employee shall not be deemed to have terminated employment or failed to remain in the continuous employ of the Company or of a Participating Subsidiary in the case of sick leave, military leave, or any other leave of absence approved by the Committee, provided, however that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

14.    Return of Payroll Deductions.

        In the event a participant's interest in this Plan is terminated by withdrawal, termination of employment or otherwise, or in the event this Plan is terminated by the Board, the Company shall deliver to the participant all payroll deductions credited to such participant's account. No interest shall accrue on the payroll deductions of a participant in this Plan.

15.    Capital Changes.

          (a)   Subject to any required action by the shareholders of the Company, the number and type of shares of Common Stock covered by each option under this Plan which has not yet been exercised and the number and type of shares of Common Stock which have been authorized for issuance under this Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under this Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a stock split, stock dividend, combination or reclassification of the Common Stock or any other increase or decrease in the number of issued and outstanding shares of Common Stock effected without receipt of any consideration by the Company, provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

          (b)   In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of (i) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings and the options under this Plan are assumed, converted or replaced by the successor corporation, which assumption shall be binding on all participants), (ii) a merger in which the Company is the surviving corporation but after which the shareholders of the Company immediately prior to such merger (other than any shareholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (iii) the sale of all or substantially all of the assets of the Company, or (iv) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, each option under this Plan shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or subsidiary of the successor corporation, unless the successor corporation does not agree to assume the option or to substitute an equivalent option, in which case the Board may determine, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Purchase Date (the "New Purchase Date"). If the Board shortens the Offering Period then in progress, the Board shall notify each participant in writing, at least ten (10) days prior to the New Purchase Date, that the Purchase Date for his or her option has been changed to the New Purchase Date and that his or her option will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 12.

          (c)   The Committee may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, or in the event of the Company being consolidated with or merged into any other corporation.

16.    Nonassignability.

        Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under this Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by the laws of descent and distribution or as provided in Section 23 below) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be void and without effect.

17.    Reports.

        Individual accounts shall be maintained for each participant in this Plan. Each participant shall receive, as soon as practicable after the end of each Purchase Period, a report of his or her account setting forth the total payroll deductions accumulated, the number of shares purchased, the per share price thereof and the remaining cash balance, if any, carried forward to the next Purchase Period or Offering Period, as the case may be.

18.    Notice of Disposition.

        Each participant shall notify the Company in writing if the participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within two (2) years from the Offering Date or within one (1) year from the Purchase Date on which such shares were purchased (the "Notice Period"). The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to this Plan requesting the Company's transfer agent to notify the Company of any transfer of the shares. The obligation of the participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates.

19.    No Rights to Continued Employment.

        Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Participating Subsidiary, or restrict the right of the Company or any Participating Subsidiary to terminate such employee's employment.

20.    Equal Rights and Privileges.

        All eligible employees shall have equal rights and privileges with respect to this Plan so that this Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of this Plan which is inconsistent with Section 423 or any successor provision of the Code shall, without further act or amendment by the Company, the Committee or the Board, be reformed to comply with the requirements of Section 423. This Section 20 shall take precedence over all other provisions in this Plan.

21.    Notices.

        All notices or other communications by a participant to the Company under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22.    Term; Shareholder Approval.

        This Plan shall be approved by the shareholders of the Company, in any manner permitted by applicable corporate law, within twelve (12) months after the date this Plan is adopted by the Board. No purchase of shares pursuant to this Plan shall occur prior to such shareholder approval. This Plan shall continue until the earliest to occur of (a) termination of this Plan by the Board (which termination may be effected by the Board at any time), (b) issuance of all of the shares of Common Stock reserved for issuance under this Plan, or (c) ten (10) years from the adoption of this Plan by the Board.

23.    Designation of Beneficiary.

          (a)   A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under this Plan in the event of such participant's death subsequent to the end of a Purchase Period but prior to delivery to him of such shares and cash. The participant shall deliver along with such designation a written acknowledgment of the participant's spouse, if any, consenting to the designation. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under this Plan in the event of such participant's death prior to a Purchase Date.

          (b)   Such designation of beneficiary may be changed by the participant at any time by written notice. The participant shall deliver along with such designation a written acknowledgment of the participant's spouse, if any, consenting to the designation. In the event of the death of a participant and in the absence of a beneficiary validly designated under this Plan who is living at the time of such participant's death, the Company shall deliver such shares or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

24.    Conditions upon Issuance of Shares.

        Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

25.    Applicable Law.

        The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of California.

26.    Amendment or Termination.

        The Board may at any time amend, terminate or extend the term of this Plan; provided, however, that: (i) any such termination cannot affect options previously granted under this Plan; (ii) no amendment may make any change in an option previously granted which would adversely affect the right of any participant, nor may any amendment be made without approval of the shareholders of the Company obtained in accordance with Section 22 above within twelve (12) months of the adoption of such amendment if such amendment would:

          (a)   increase the number of shares that may be issued under this Plan; or

          (b)   change the designation of the employees (or class of employees) eligible for participation in this Plan.

        Notwithstanding the foregoing, the Board may make such amendments to the Plan as the Board determines to be advisable, if the continuation of the Plan or any Offering Period would result in financial accounting treatment for the Plan that is different from the financial accounting treatment in effect on the date this Plan is adopted by the Board.

PROXY	Please mark your votes like this	☒
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED. IN THE ABSENCE OF DIRECTION, THE SHARES WILL BE VOTED FOR THE PROPOSALS.
	FOR	WITHHELD		FOR	AGAINST	ABSTAIN
1. TO ELECT AS DIRECTORS, TO HOLD OFFICE UNTIL THE NEXT MEETING OF SHAREHOLDERS AND UNTIL THEIR SUCCESSORS ARE ELECTED, THE EIGHT (8) NOMINEES LISTED BELOW:	☐	☐	2. TO APPROVE THE ADOPTION OF THE COMPANY'S 2004 EQUITY INCENTIVE PLAN.	☐	☐	☐
(To withhold authority to vote for any individual nominee, strike a line through that nominees's name in the list below)			3. TO APPROVE THE ADOPTION OF THE COMPANY'S 2004 EMPLOYEE STOCK PURCHASE PLAN.	FOR ☐	AGAINST ☐	ABSTAIN ☐
NOMINEES: John W. Fara, Ph.D., G. Steven Burrill, Michael J. Callaghan, Gerald T. Proehl, John W. Shell, Ph.D., Craig R. Smith, M.D., Peter D. Staple and Julian Stern			4. TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.	FOR ☐	AGAINST ☐	ABSTAIN ☐

			☐ Mark here for address change and note below	COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:
THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS.
PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY WHETHER YOU PLAN TO ATTEND THE MEETING OR NOT. IF YOU DO ATTEND, YOU MAY VOTE IN PERSON IF YOU DESIRE.
Signature	Signature	Date

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign and give their full title. If a corporation, please have an authorized officer sign and indicate the full corporate name. If a partnership, please sign in partnership name by an authorized person.

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL NO. 1 Election of Directors
MANAGEMENT
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
STOCK PRICE PERFORMANCE GRAPH
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PROPOSAL NO. 2 Approval of Adoption of the 2004 Equity Incentive Plan
PROPOSAL NO. 3 Approval of Adoption of the 2004 Employee Stock Purchase Plan
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
SHAREHOLDER PROPOSALS
HOUSEHOLDING OF ANNUAL DISCLOSURE DOCUMENTS
OTHER MATTERS
AMENDED AND RESTATED AUDIT COMMITTEE CHARTER
2004 EQUITY INCENTIVE PLAN OF DEPOMED, INC.
TABLE OF CONTENTS
2004 EMPLOYEE STOCK PURCHASE PLAN OF DEPOMED, INC.
Table of Contents
DEPOMED, INC. 2004 EMPLOYEE STOCK PURCHASE PLAN